                       AMENDED AND RESTATED INTERCREDITOR
                           AND SUBORDINATION AGREEMENT

            THIS AMENDED AND RESTATED INTERCREDITOR AND SUBORDINATION AGREEMENT (the "Agreement") dated as of August 13, 1999 is by and among United States Trust Company of New York, as Collateral Agent (as defined), United States Trust Company of New York, as Trustee (as defined) with respect to the Senior Secured Notes (as defined) issued under the Indenture (as defined), the Pennsylvania Lenders (as defined), BankBoston, N.A., as Agent (as defined), those parties who in the future become Government Lenders (as defined), those parties who in the future become Notes Refinancing Lenders (as defined), those parties who in the future become New Bar Mill Lenders (as defined), Republic Technologies International Holdings, LLC, a Delaware limited liability company ("Holdings"), Republic Technologies International, LLC, a Delaware limited liability company (the "Company"), RTI Capital Corp., a Delaware corporation ("RTI Capital"), Bliss & Laughlin, LLC, a Delaware limited liability company ("Bliss LLC"), Canadian Drawn Steel Company Inc., a Canadian corporation ("CDSC"), Nimishillen & Tuscarawas, LLC, a Delaware limited liability company ("N&T"), and each of the other Pledgors (as defined) from time to time made party hereto.

                              W I T N E S S E T H:

            WHEREAS, the Pennsylvania Lenders, Bethlehem Steel Corporation, a Delaware corporation ("Bethlehem"), and a number of other creditors and pledgors are parties to an Amended and Restated Intercreditor and Subordination Agreement dated as of April 2, 1996 (the "Existing Intercreditor Agreement");

            WHEREAS, pursuant to a series of actions set forth in the Master Restructuring Agreement (as defined), (i) the Company will succeed to all of the assets of (including, without limitation, a portion of the Collateral (as defined)), and will assume all of the liabilities (including all of the indebtedness and other obligations owed to the Pennsylvania Lenders) of, Bar Technologies, Inc. (formerly known as BRW Steel Corpo-ration) ("BarTech"), Republic Engineered Steels, Inc. ("RESI"), RES Holding Corporation ("RES Holding") and USS/Kobe Steel Company ("USS/Kobe"), (ii) Bliss LLC will succeed to all the assets of (including, without limitation, a portion of the Collateral), and will assume all of the liabilities of, Bliss & Laughlin Industries, Inc. and Bliss & Laughlin Steel Corporation and (iii) in connection with the foregoing, the Company will refinance certain indebtedness of such entities, including the 13 1/2% Senior Secured Notes due 2001 (the "Old Notes") of BarTech, the amended and restated BarTech credit facility and the other indebtedness to be repaid and referred to in Section 4 of the Master Restructuring Agreement;

            WHEREAS, the Company will be liable for the new indebtedness to be incurred in connection with such refinancing and certain of such new indebtedness will be secured by the same assets as secured the Old Notes, as well as by certain new assets;

            WHEREAS, the parties hereto desire to amend and restate the Existing Intercreditor Agreement as and to the extent set forth herein;

            WHEREAS, the Pledgors have requested that the Collateral Agent act, and the Collateral Agent has agreed to act, as the agent of (i) the Trustee, for the benefit of itself (in its capacity as Trustee) and the holders of the Senior Secured Notes, (ii) each of the Pennsylvania Lenders, (iii) any Government Lender, (iv) any Notes Refinancing Lender, (v) the New Bar Mill Lenders and (vi) any Agent; and

            WHEREAS, the parties hereto desire to set forth their agreements with respect to the Collateral Agent's duties regarding the Collateral (as defined) and the respective interests of the parties hereto in and to the Collateral.

            NOW, THEREFORE, in consideration of the mutual benefits accruing to the parties hereto hereunder and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

            1. DEFINITIONS

            As used herein, the following terms shall have the meanings ascribed to them below. All terms used herein which are defined in the UCC shall have the meanings set forth in the UCC unless otherwise defined herein.

            1.1 "Acceptable Bank" means a corporation organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by a Federal or State authority and, to the extent there is such an institution eligible and willing to serve, having a corporate trust office in The City of New York. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examination authority, then for the purposes of this definition, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

            1.2 "Accounts" means, collectively, all of the applicable Pledgors' and their subsidiaries' presently existing and hereafter arising or acquired "accounts" as such term is defined in the UCC, and in any event shall include, without limitation, (i) any and all accounts, accounts receivable, margin accounts, futures positions, book debts, instruments, documents, contracts, contract rights, choses in action, notes, drafts, acceptances, chattel paper, and other forms of obligations and receivables now or hereafter owned or held by or payable to any applicable Pledgor relating in any way to Inventory or arising from the sale or lease of Inventory or the rendering of services by any applicable Pledgor or subsidiary, including the right to payment of any interest or finance charge with respect thereto, together with all merchandise represented by any of the accounts, (ii) all such merchandise that may be reclaimed or repossessed or returned to any applicable Pledgor or subsidiary,
(iii) all of the applicable Pledgors' or subsidiaries' rights as an unpaid vendor, including stoppage in transit, reclamation, replevin and sequestration,
(iv) all pledged assets and all letters of credit, guarantee claims, Liens, and security interests held by or granted to any applicable Pledgor or subsidiary to secure payment of any accounts and which are delivered for or on behalf of any account debtor, (v) all accessions to all of the foregoing described properties and interests in properties, (vi) all guarantees, endorsements and indemnifications on, or of, any of the foregoing, (vii) all customer lists and invoices, (viii) all Intangibles to the extent relating to any of the foregoing,
(ix) all Documents to the extent relating to any of the foregoing and (x) all Proceeds of any of the foregoing.

            1.3 "Acquisition Document Rights" means, collectively, all of the applicable Pledgors' presently existing or hereafter arising rights, title and interest in, to and under the Acquisition Documents including, without limitation, (i) all rights and remedies relating to monetary damages, including indemnification rights and remedies, and claims for damages or other relief pursuant to or in respect of the Acquisition Documents, (ii) all rights and remedies relating to monetary damages, including indemnification rights and remedies, and claims for monetary damages under or in respect of the agreements, documents and instruments referred to in the Acquisition Documents or related thereto, (iii) all Intangibles to the extent relating to any of the foregoing,
(iv) all Documents to the extent relating to any of the foregoing and (v) all Proceeds, collections, recoveries and rights of subrogation of any of the foregoing.

            1.4 "Acquisition Documents" means, collectively, the following agreements, each as amended, amended and restated, supplemented, extended, renewed, replaced or otherwise modified from time to time: (i) that certain contribution agreement dated as of December 22, 1993 and amended by amendment no. 1 to contribution agreement, dated as of January 1994, amendment no. 2 to contribution agreement, dated as of January 7, 1994, amendment no. 3 to contribution agreement, dated as of June 7, 1994, amendment no. 4 to contribution agreement, dated as of June 29, 1994, and amendment no. 5 to contribution agreement, dated as of September 21, 1994 (the "Contribution Agreement") by and between Bethlehem and the Company, and all documents, agreements and other instruments then or at any time thereafter executed and/or delivered in connection therewith or related thereto, (ii) that certain amended and restated agreement and plan of merger, dated as of October 18, 1995 (the "B&L Merger Agreement"), by and among the Company, B&L Acquisition Corporation and B&L, and all documents, agreements and other instruments executed and/or delivered in connection therewith or related thereto, and (iii) the Master Restructuring Agreement and all documents, agreements and other instruments executed and/or delivered in connection therewith or related thereto.

            1.5 "Affiliate" shall have the meaning ascribed to that term in the Indenture.

            1.6 "Agent" means BankBoston, N.A., as Agent under the Credit Facility, and any successors acting as agent or collateral agent under the Credit Facility or any agent or collateral agent under any other Credit Facility or Credit Facilities which is or are secured by (i) to the extent such Credit Facility or Credit Facilities are separately represented by an agent for a revolving credit facility, a grant of a first priority Lien on Accounts and Inventory, in which case "Agent" or "Revolver Agent" shall refer to such revolving credit agent and (ii) to the extent such Credit Facility or Credit Facilities are separately represented by an agent for a term loan facility, a grant of a first priority Lien on the Cast-Roll Facility, in which case "Agent" or "Term Agent" shall refer to such term loan agent. To the extent the Credit Facility or Credit Facilities are not separately represented by an agent for the revolving credit facility and an agent for the term loan facility, references to "Term Agent" and "Revolving Agent" shall be deemed to refer to the Agent.

            1.7 "Bankruptcy Law" has the meaning ascribed to that term under the Indenture.

            1.8 "BarTech Intellectual Property" means all Intellectual Property of the Company to the extent such Intellectual Property was previously owned by BarTech.

            1.9 "BID Loans" means the loans made or to be made to the Company by the Johnstown Industrial Development Corporation under the Business Infrastructure Development Program with grant funds provided by or through Commerce in an aggregate principal amount not to exceed $2,500,000.

            1.10 "Bliss & Laughlin Equipment" means, collectively, (i) all Equipment of Bliss LLC and CDSC, and all interests of Bliss LLC and CDSC in Equipment, whether now owned or hereafter acquired, which is located at or used in connection with the operation of the business conducted at any of the Bliss & Laughlin Real Estate, (ii) all Intangibles to the extent relating thereto, (iii) all Documents to the extent relating thereto and (iv) all Proceeds of any of the foregoing.

            1.11 "Bliss & Laughlin Real Estate" means all of the Real Estate owned by Bliss LLC or CDSC or in which Bliss LLC or CDSC may have any interest located in Harvey, Illinois, Batavia, Illinois, Medina, Ohio and Hamilton, Ontario, Canada.

            1.12 "Business Day" means any day other than a Saturday, Sunday or any other day on which banking institutions in the City of New York are required or authorized by law or other governmental action to be closed.

            1.13 "Cash Equivalents" means, at any time, (a) any evidence of Indebtedness with a maturity of 365 days or less issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof); (b) certificates of deposit or acceptances with a maturity of 365 days or less of any financial institution that is a member of the Federal Reserve System having combined capital and surplus and undivided profits of not less than $250,000,000; (c) repurchase agreements and reverse repurchase agreements relating to marketable direct obligations issued or unconditionally guaranteed by the government of the United States of America or issued by any agency thereof and backed by the full faith and credit of the United States of America, in each case maturing within one year from the date of acquisition; provided that the terms of such agreements comply with the guidelines set forth in the Federal Financial Agreements of Depository Institutions With Securities Dealers and Others, as adopted by the Comptroller of the Currency and (d) readily marketable direct obligations is-sued by any state of the United States of America or any political subdivision thereof having one of the two highest rating categories obtainable from either Moody's Investors Service, Inc. or Standard & Poor's Rating Services.

            1.14 "Cast-Roll Facility" means (i) all now-owned or after-acquired real property and Equipment (including, without limitation, the No. 4(A) electric arc furnace used in connection therewith) of the Company used in connection with the facility commonly known as the "Cast-Roll Facility" and located at 3707 Georgetown Road, N.E., Canton, Ohio, and used primarily in connection with the Company's business and operations at such location, (ii) all existing buildings, structures and other improvements located or erected thereon, (iii) all Real Estate Fixtures, (iv) all permits, licenses, franchises, certificates, consents, approvals and authorizations furnished in respect of the real property and improvements located thereon including, without limitation, building permits, certificates of occupancy and environmental certificates, (v) all leases, licenses and occupancy and concession agreements in respect of the real property and improvements located thereon and all rents, receipts, fees and other amounts payable thereunder, and (vi) all general intangibles, documents and proceeds (as each such term is defined in the UCC) relating to the foregoing.

            1.15 "CDBG Loans" means the loans made or to be made by the County of Cambria, Pennsylvania with grant funds provided by or through the Commonwealth of Pennsylvania, acting by and through the Department of Community Affairs, under the Community Development Block Grant Competitive Program, in an aggregate principal amount not to exceed $690,000.

            1.16 "Collateral" means, collectively, (i) Miscellaneous Collateral,
(ii) Modernization Equipment, (iii) Other Johnstown Equipment, (iv) Johnstown Real Estate, (v) the Other Collateral, (vi) the Collateral Account and Collateral Account Funds, and (vii) the Acquisition Document Rights. Nothing herein shall be construed as creating a Lien on any Collateral in favor of any Secured Creditor that has not otherwise been granted a Lien pursuant to a Security Document.

            1.17 "Collateral Account Funds" means, collectively, (i) all cash, cash equivalents and Trust Moneys from time to time on deposit in any Collateral Account, (ii) all Intangibles to the extent relating thereto, (iii) all Documents to the extent relating thereto and (iv) all Proceeds of any of the foregoing.

            1.18 "Collateral Accounts" means, collectively, (i) the collateral accounts maintained by the Collateral Agent in accordance with the provisions of
Section 12 of this Agreement, (ii) all Intangibles to the extent relating thereto, (iii) all Documents to the extent relating thereto and (iv) all Proceeds of any of the foregoing.

            1.19 "Collateral Agent" means United States Trust Company of New York, in its capacity as Collateral Agent under this Agreement until its resignation or removal as Collateral Agent pursuant to the provisions of Section 10 hereof and, upon such resignation or removal, any successor Collateral Agent appointed pursuant to the provisions of Section 10 hereof until such successor's resignation or removal as Collateral Agent pursuant to the provisions of Section 10 hereof.

            1.20 "Combination Transactions" means the "Contemplated Transactions," as such term is defined in the Master Restructuring Agreement.

            1.21 "Copyrights" means, collectively, all of the applicable Pledgor's copyrights, whether statutory or common law and whether presently existing or hereafter arising or acquired, and all applications, registrations and recordings relating to such copyrights in the United States Copyright Office or in any similar office or agency of the United States, any State thereof, any political subdivision thereof or in any other country, together with any and all
(i) rights and privileges arising under applicable law with respect to the applicable Pledgor's use of any copyrights, (ii) reissues, extensions, continuations and renewals thereof, (iii) income, fees, royalties, damages and payments now and hereafter due and/or payable with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, (iv) rights corresponding thereto throughout the world and

(v) rights to sue for past, present and future infringements thereof.

            1.22 "Credit Facility" means the Revolving Credit Agreement, dated as of the date hereof, among the Company, the Guarantors party thereto, BankBoston, N.A., as Agent, the lenders party thereto, and other parties thereto, if any, and their respective successors and assigns, including any related notes, guarantees, security agreements, pledge agreements, collateral documents, instruments and agreements executed in connection therewith, each as the same may at any time be amended, amended and restated, supplemented or otherwise modified, including any refinancing, refunding, replacement or extension thereof and whether by the same or any other lender or group of lenders and including any replacements thereof which separate the revolving and term credit facilities into separate loan agreements or which separates the Credit Facility into a revolving credit facility and a term loan facility.

            1.23 "Credit Facility Security Documents" means, collectively, (i) that certain Patent Collateral Assignment and Security Agreement, dated as of August __, 1999, made by the Company in favor of the Agent, (ii) that certain Trademark Collateral Assignment and Pledge Agreement, dated as of August __, 1999, made by the Company in favor of the Agent and (iii) any other security agreements, pledges, collateral assignments or other instruments evidencing or creating a Security Interest in favor of any Agent with respect to any Credit Agreement Obligations in all or any portion of the Collateral.

            1.24 "Debt Instruments" means, collectively, the Indenture, the Senior Secured Notes, the Guarantees (as defined in the Indenture), the Pennsylvania Lenders Debt Instruments, the Credit Facility, any Government Assisted Debt Instruments, any Notes Refinancing Debt Instruments, any New Bar Mill Lenders Debt Instruments and any other agreement or instrument governing obligations of the applicable Pledgor to a Secured Creditor.

            1.25 "Documents" means, collectively, all of the applicable Pledgor's or a subsidiary's now owned or hereafter acquired "documents," as such term is defined in the UCC, relat-ing to any item or type of Collateral, Accounts, Inventory or the Pledged Interests, as the case may be, and shall also include, without limitation, any and all lists, books, records, ledgers, printouts, computer programs, computer disks or tape files, computer runs and other computer prepared information, files (whether in printed form or stored electronically), tapes, and other papers or materials containing information to the extent relating to any item or type of Collateral, Accounts, Inventory or the Pledged Interests, as the case may be.

            1.26 "ECP Loans" means the loans made or to be made to the Company by the City of Johnstown, Pennsylvania with grant funds provided by or through the Commonwealth of Pennsylvania, acting by and through the Department of Community Affairs, under the Enterprise Zone Competitive Program, in an aggregate principal amount not to exceed $1,000,000.

            1.27 "EDP Loans" means the loans made or to be made to the Company by the City of Johnstown, Pennsylvania with grant funds provided by or through Commerce under the Economic Development Partnership Program in an aggregate principal amount not to exceed $10,300,000.

            1.28 "Enforcement" means, collectively or individually, to make demand for payment or accelerate the Indebtedness of a Pledgor (other than any acceleration which may occur automatically upon the filing of a bankruptcy petition), repossess any collateral or commence the judicial or other enforcement of any of the rights and remedies under a Debt Instrument or any related mortgage, security instrument, guarantee or other agreement or under applicable law.

            1.29 "Enforcement Notice" means a written notice delivered, at a time when an Event of Default has occurred and is continuing, by either the Collateral Agent or an Agent announcing that it has commenced Enforcement with respect to any of its rights and remedies.

            1.30 "Equipment" means, collectively, all of the applicable Pledgor's "equipment," as such term is defined in the UCC, whether or not affixed to any Real Estate, and shall specifically include, without limitation,
(i) goods which would be
considered a "fixture" under Section 9-313 of the UCC or otherwise would be considered a "fixture" or a part of the Real Estate under applicable law (including under the assembled economic unit or industrial plant doctrines which might otherwise be applicable under the law of the Commonwealth of Pennsylvania), except for Real Estate Fixtures, (ii) all machinery, facilities, installations, apparatus, equipment, office machinery, electronic data processing equipment, computers and computer hardware and software (whether owned or licensed), all indoor or outdoor furniture, tools, materials, automotive equipment, motor vehicles, manufacturing, storage and handling equipment, overhead cranes, cutting and bending machines and other equipment for the fabrication of steel bars, rods and wire products, furnaces, electric arc furnaces, ladle arc furnaces, billet mills, reheat furnaces, rolling mills, conveyors, coilers, cooling beds and all other equipment of any kind or nature and owned by the applicable Pledgor or in which the applicable Pledgor may have any interest (but only to the extent of such interest), (iii) all modifications, renewals, improvements, alterations, repairs, substitutions, attachments, additions, accessions and other property now or hereafter affixed thereto or used in connection therewith and (iv) all replacements and all parts therefor.

            1.31 "Event of Default" means an "Event of Default" under the Indenture, as defined thereby, or any other event of default under any other Debt Instrument.

            1.32 "Excluded Collateral" means, collectively, (i) Inventory, (ii) Accounts, (iii) the Pledged Interests, (iv) real property, fixtures, machinery and equipment located in Cartersville, Bartow County, Georgia, (v) the Cast-Roll Facility, (vi) Intellectual Property and (vii) all general intangibles, documents and proceeds (as each such term is defined in the UCC) to the extent relating thereto.

            1.33 "Existing Liens" means the Liens of the Pennsylvania Lenders on certain of the Collateral as of the date hereof.

            1.34 "Existing Secured Creditors" means, collectively, the Pennsylvania Lenders.

            1.35 "Fair Market Value" means, with respect to any asset or property, the price which could be negotiated in an arm's-length free market transaction, for cash, between a willing seller and a willing buyer, neither of whom is under undue pressure or compulsion to complete the transaction.

            1.36 "First Priority Majority Secured Creditors" means the Secured Creditor (other than the Collateral Agent) which has a first priority Lien with respect to such Collateral in accordance with Section 4.2(a) (or if there shall be more than one Secured Creditor entitled to a first priority claim pursuant to
Section 4.2(a), the Secured Creditors holding an aggregate principal amount of outstanding Indebtedness under Debt Instruments representing a majority of the aggregate principal amount of outstanding Indebtedness secured by Liens on such item of Collateral which have a first priority under the provisions of Section 4.2(a) hereof).

            1.37 "Goodwill" means all goodwill connected with the use of, and symbolized by, any of the Copyrights, Patents, Trademarks and Licenses.

            1.38 "Government Assisted Debt Instruments" means the agreement(s) and instrument(s) governing and evidencing any Government Assisted Indebtedness that may be outstanding at any time.

            1.39 "Government Assisted Indebtedness" means Government Assisted Refinancing Indebtedness and New Government Assisted Indebtedness.

            1.40 "Government Assisted Indebtedness Obligations" means the obligations of any kind whatsoever of the Company under any Government Assisted Debt Instrument and, without limiting the foregoing, all obligations of the Company under any Government Lender Security Documents.

            1.41 "Government Assisted Refinancing Indebtedness" means Refinancing Indebtedness (as defined in the Indenture) borrowed by the Company from any Federal, State or local governmental authority, agency or instrumentality, or for which any such authority, agency or instrumentality provides direct or indirect credit support to refinance Indebtedness which has been secured by Existing Liens; provided that (x) the Liens on any Collateral securing such Indebtedness are junior in priority to the Liens on such Collateral of the Trustee and (y) such Liens do not extend to or cover any Non-Shared Collateral or any property or assets not subject to Existing Liens.

            1.42 "Government Lender Security Documents" means the agreement(s) and instrument(s) evidencing or creating any Lien on all or any portion of the Collateral for the benefit of a Government Lender securing the obligations of the Company under any of the Government Assisted Debt Instruments.

            1.43 "Government Lenders" means each entity that holds Government Assisted Indebtedness.

            1.44 "Guarantors" means, collectively, (i) each of Holdings, Bliss LLC, CDSC and N&T and (ii) each other person is or becomes a Guarantor under the Indenture, which person shall execute an acknowledgment (in form satisfactory to the Collateral Agent) that such person shall be a "Guarantor" for purposes of this Agreement.

            1.45 "Indebtedness" shall have the meaning ascribed to that term under the Indenture.

            1.46 "Indenture" means the Indenture dated as of August 13, 1999 by and among United States Trust Company of New York, as trustee, the Company, RTI Capital and the Guarantors.

            1.47 "Independent Appraiser" means a person who in the ordinary course of its business appraises property and, where real property is involved, is a member in good standing of the American Institute of Real Estate Appraisers, recognized and licensed to do business in the jurisdiction where such real property is situated who does not, and whose directors, officers and employees and Affiliates do not, have a direct or indirect financial interest in a Pledgor or a Secured Creditor.

            1.48 "Independent Financial Advisor" means a nationally recognized investment banking or public accounting firm which does not, and whose directors, officers and employees and

Affiliates do not, have a direct or indirect financial interest in a Pledgor or a Secured Creditor.

            1.49 "Intangibles" means, collectively, all of the applicable Pledgor's or a subsidiary's presently existing or hereafter arising or acquired "general intangibles," as such term is defined in the UCC, relating to any item or type of Collateral, Accounts, Inventory, Intellectual Property or the Pledged Interests, as the case may be, and, in any event, shall include, without limitation, any and all contract rights, goodwill (other than Goodwill), descriptions, name plates, claims, choses-in-action, causes of action, catalogs, confidential information, consulting agreements, engineering contracts, and such other assets which relate to the goodwill (other than Goodwill) of the business of the applicable Pledgor or subsidiary and rights to refund or indemnification to the extent the foregoing relate to any item or type of Collateral, Accounts, Inventory, Intellectual Property or the Pledged Interests, as the case may be, deposits and deposit accounts, letters of credit, documents, instruments, chattel paper, bankers' acceptances and guarantees, and income tax refunds to the extent relating to any item or type of Collateral, Accounts, Inventory, Intellectual Property or the Pledged Interests, as the case may be, claims for tax or other refunds against any city, county or state or federal government, or any agency or authority or other subdivision thereof relating to any item or type of Collateral, Accounts, Inventory, Intellectual Property or the Pledged Interests, as the case may be, corporate or other business records relating to any item or type of Collateral, Accounts, Inventory, Intellectual Property or the Pledged Interests, as the case may be, and all other general intangibles of every kind and description relating to any item or type of Collateral, Accounts, Inventory, Intellectual Property or the Pledged Interests, as the case may be.

            1.50 "Intellectual Property" means, collectively, (i) all Copyrights, Patents, Trademarks, Licenses and Goodwill, (ii) all Intangibles to the extent relating to any of the foregoing, (iii) all Documents to the extent relating to any of the foregoing, and (iv) all Proceeds of any of the foregoing.

            1.51 "Inventory" means, collectively, all now owned or hereafter acquired "inventory" (as such term is defined in the UCC) of all of the applicable Pledgors and their subsidiaries wherever located, and, in any event, shall include, without limitation, (i) all goods, merchandise, raw materials, supplies (other than supplies which would constitute spare parts), work-in-process and finished goods intended for sale or lease, of every kind and description now or at any time hereafter owned by the applicable Pledgors, together with all the containers, packing, packaging, shipping and similar materials related thereto, and including such inventory as is temporarily out of the applicable Pledgors' custody or possession and items in transit and including any returns and repossessions upon any accounts, documents, instruments or chattel paper relating to or arising from the sale of inventory (as such documents, instruments or chattel paper relate to the sale of such inventory) and including, without limitation, all other classes of merchandise, materials, parts, supplies, work-in-process, inventories and finished products intended for sale by the applicable Pledgors and all substitutions therefor or replacements thereof, and all additions and accessions thereto, (ii) all Intangibles to the extent relating to any of the foregoing, (iii) all Documents to the extent relating to any of the foregoing and (iv) all Proceeds of any of the foregoing.

            1.52 "Johnstown Real Estate" means all of the Real Estate owned by the Company or in which the Company may have any interest located in Johnstown, Pennsylvania.

            1.53 "Lackawanna Equipment" means, individually and collectively,
(i) all the Equipment owned by the Company or in which the Company may have any interest located at the Lackawanna Real Estate, (ii) all Intangibles relating thereto, (iii) all Documents relating thereto and (iv) all Proceeds relating to any of the foregoing.

            1.54 "Lackawanna Real Estate" means all of the Real Estate owned by the Company or in which the Company may have any interest located in Lackawanna, New York.

            1.55 "Licenses" means, collectively, all of the applicable Pledgor's presently existing or hereafter arising or acquired license and distribution agreements with any other party with respect to a Patent, Trademark or Copyright, whether the applicable Pledgor is a licensor or licensee, distributor or distributee under any such license or distribution agreement, along with any and all (i) renewals, extensions, supplements and continuations thereof, (ii) income, royalties, damages and payments now and hereafter due and/or payable to the applicable Pledgor with respect thereto, including, without limitation, damages and payments for past or future infringements or violations thereof and (iii) rights to sue for past, present and future infringements or violations thereof.

            1.56 "Lien" means any mortgage, lease, lien (statutory or other), pledge, security interest, encumbrance, claim, hypothecation, assignment for security, deposit arrangement or preference or other security agreement of any kind or nature whatsoever.

            1.57 "Master Restructuring Agreement" means the Master Restructuring Agreement dated as of [ ] 1999 among BarTech, RES Holding, RESI, USX RTI Holdings, Inc. and USS/Kobe, together with all exhibits, schedules and annexes thereto.

            1.58 "Miscellaneous Collateral" means, collectively, (i) all existing and future property and assets of the Pledgors, whether tangible or intangible, fixed or liquid, upon which any Secured Creditor has been granted a Lien pursuant to the Security Documents, other than the Excluded Collateral, the New Collateral and any Other Collateral (excluding Collateral of the type described in clause (i) of the definition thereof), (ii) all Intangibles to the extent relating thereto, (iii) all Documents to the extent relating thereto and
(iv) all Proceeds of any of the foregoing.

            1.59 "Modernization Equipment" has the meaning assigned to the term "Johnstown Modernization Equipment" in the Existing Intercreditor Agreement.

            1.60 "New Bar Mill" means (i) all now-owned or after-acquired real property and Equipment used primarily in connection with the business and operations of the Company and its

Subsidiaries at the new large size bar mill and related quality verification line and shipping center and heat treatment center to be acquired and/or constructed by the Company or any of its Subsidiaries, (ii) all buildings, structures and other improvements located or erected thereon, (iii) all Real Estate Fixtures, (iv) all permits, licenses, franchises, certificates, consents, approvals and authorizations furnished in respect of the real property and improvements located thereon including, without limitation, building permits, certificates of occupancy and environmental certificates, (v) all leases, licenses and occupancy and concession agreements in respect of the real property and improvements located thereon and all rents, receipts, fees and other amounts payable thereunder, (vi) all Intangibles to the extent relating to the foregoing, (vii) all Documents to the extent relating to the foregoing and
(viii) all Proceeds of any of the foregoing.

            1.61 "New Bar Mill Lenders" means the financial institutions making New Bar Mill Loans, if any, pursuant to the New Bar Mill Lenders Debt Instruments.

            1.62 "New Bar Mill Lenders Debt Instruments" means, collectively, all agreements and instruments, if any, from time to time evidencing or governing New Bar Mill Loans.

            1.63 "New Bar Mill Lenders Secured Obligations" means any and all obligations of any kind whatsoever of any Pledgor to the New Bar Mill Lenders arising under the New Bar Mill Lenders Debt Instruments and, without limiting the foregoing, all obligations of any Pledgor under the New Bar Mill Lenders Security Documents; provided, that in no event shall the aggregate principal amount of the New Bar Mill Lenders Secured Obligations exceed 65% of the aggregate cost of the acquisition and/or construction of the New Bar Mill.

            1.64 "New Bar Mill Lenders Security Documents" means, collectively, all security agreements, mortgages, deeds of trust, pledges, collateral assignments and other instruments evidencing or creating any Security Interest in favor of the New Bar Mill Lenders with respect to any New Bar Mill Lenders Secured Obligations in all or any portion of the Collateral.

            1.65 "New Bar Mill Loans" means any Indebtedness incurred by any Pledgor to fund the acquisition and/or construction of the New Bar Mill in an aggregate principal amount not to exceed 65% of the aggregate cost thereof; provided, that such Indebtedness is incurred in compliance with all applicable Debt Instruments.

            1.66 "New Collateral" means, collectively, (i) all existing and future property and assets of any Pledgor, whether tangible or intangible, fixed or liquid, which did not constitute Collateral (as defined under the Existing Intercreditor Agreement) in which any Existing Secured Creditor had been granted a Lien pursuant to the applicable Security Documents prior to and without ever giving effect to any of the Combination Transactions, the issuance of the Senior Secured Notes and the making of any loans under the Credit Facility, including, without limitation, all such property and assets then owned by RES Holding, RESI and USS/Kobe and the New Bar Mill (as defined in the Indenture), (ii) all Intangibles to the extent relating thereto, (iii) all Documents to the extent relating thereto and (iv) all Proceeds of any of the foregoing. "New Collateral" shall in any event exclude the Excluded Collateral.

            1.67 "New Government Assisted Indebtedness" means Indebtedness from any Federal, State or local governmental authority or agency or for which any such authority, agency or instrumentality provides direct or indirect credit support; provided that (x) the Liens on any Collateral securing such Indebtedness are junior in priority to the Liens on such Collateral of the Trustee and the holders of the Senior Secured Notes and the Liens of any other Secured Creditors secured by a Lien on such item of Collateral, (y) the Liens do not extend to any Non-Shared Collateral (other than the New Bar Mill) and (z) the Liens secure an aggregate principal amount of Indebtedness that does not exceed $20.0 million outstanding at any time.

            1.68 "Non-Shared Collateral" means any and all Collateral not constituting Shared Collateral, including, without limitation, the New Collateral.

            1.69 "Notes Mortgages" shall mean all "Mortgages," as such term is defined in the Indenture.

            1.70 "Notes Refinancing Debt Instruments" means the agreement(s) and instrument(s) governing and evidencing any Notes Refinancing Indebtedness.

            1.71 "Notes Refinancing Indebtedness" means Indebtedness of the Company or any of its Subsidiaries (including Indebtedness of another person to the extent such Indebtedness is guaranteed by the Company or any of its Subsidiaries) to the extent the proceeds thereof are used to refinance (whether by amendment, renewal, extension or refunding) in full all outstanding Indebtedness under the Senior Secured Notes and which is secured to the same extent as the Notes Secured Obligations pursuant to any Notes Refinancing Security Documents.

            1.72 "Notes Refinancing Indebtedness Obligations" means the obligations of any kind whatsoever of the Pledgors under any Notes Refinancing Debt Instrument and, without limiting the foregoing, all obligations of the Pledgors under any Notes Refinancing Security Documents.

            1.73 "Notes Refinancing Lender" means each person, and any duly authorized agent or representative of such person, that holds Notes Refinancing Indebtedness.

            1.74 "Notes Refinancing Security Documents" means the agreement(s) and instrument(s) evidencing or creating any Lien on all or any portion of the Collateral for the benefit of a Notes Refinancing Lender securing obligations of the Pledgors under any of the Notes Refinancing Debt Instruments.

            1.75 "Notes Representative" means the Trustee or holder(s) of a majority of the outstanding principal amount of Notes.

            1.76 "Notes Secured Obligations" means any and all obligations of any kind whatsoever of the Company or any of its Subsidiaries in respect of the Senior Secured Notes, the Indenture and the Guarantees and, without limiting the foregoing, all obligations of the Pledgors owing to the Trustee or holders of Notes under or with respect to the Notes Security Documents.

            1.77 "Notes Security Documents" means, collectively, to the extent securing Notes Secured Obligations, (i) the Security Agreement, dated as of the date hereof, between the Pledgors and the Collateral Agent, (ii) the Master Pledge Agreement, dated as of the date hereof, among the Pledgors and the Collateral Agent, (iii) the Notes Mortgages, each dated as of the date hereof, between the Company and the Collateral Agent in respect of the Johnstown Real Estate and any Real Estate comprising part of the Other Collateral, (iv) the Notes Mortgages, each dated as of the date hereof, between Bliss LLC or CDSC, as applicable, and the Collateral Agent with respect to the Bliss & Laughlin Real Estate and (v) all security agreements, mortgages, deeds of trust, pledges, collateral assignments and other instruments evidencing or creating any security interest in favor of the Collateral Agent (for the benefit of the Trustee and the holders of the Senior Secured Notes) in all or any portion of the Collateral, in each case as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with their terms.

            1.78 "Officers' Certificate" of any person means a certificate signed by the Chairman, President, any Vice President, Secretary or Assistant Secretary of such person and the Chief Financial Officer or Chief Accounting Officer of such person.

            1.79 "Opinion of Counsel" means a written opinion of counsel, who may be counsel for a Pledgor, and who shall be reasonably acceptable to the Collateral Agent and, if applicable, the Secured Creditors.

            1.80 "Other Collateral" means (i) all existing and future property and assets of the Pledgors, whether tangible or intangible, fixed or liquid, real or personal, upon which a Lien has been granted to secure the Notes Secured Obligations or the Notes Refinancing Indebtedness Obligations, (ii) all Intangibles to the extent relating thereto, (iii) all Documents to the extent relating thereto and (iv) all Proceeds of any of the foregoing. "Other Collateral" shall (1) include, without limitation, the New Collateral, Bliss & Laughlin Real Estate, Bliss & Laughlin Equipment, Lackawanna Real Estate, Lackawanna Equipment, Miscellaneous Collateral pledged by any Pledgor

(other than the Company), Bliss & Laughlin Equipment and Acquisition Document Rights under or relating to the RES Merger Agreement, the B&L Merger Agreement and the Master Restructuring Agreement, and (2) in no event include the Excluded Collateral or the Shared Collateral.

            1.81 "Other Johnstown Equipment" means, individually and collectively, (i) all Equipment of the Company, whether now owned or hereafter acquired, which is located at or used in connection with the operation of the business conducted at the Johnstown Real Estate, other than Modernization Equipment, (ii) all Intangibles to the extent relating thereto, (iii) all Documents to the extent relating thereto and (iv) all Proceeds of any of the foregoing.

            1.82 "PA 108 Loans" means the loans made to the Company by the City of Johnstown, Pennsylvania and the County of Cambria, Pennsylvania in the aggregate principal amount not to exceed $8,500,000 with funds provided by the United States Department of Housing and Urban Development under the Section 108 Program.

            1.83 "Patents" means, collectively, all of the applicable Pledgors' patents and all applications, registrations and recordings relating thereto as may at any time be filed in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof, any political subdivision thereof or in any other country, together with any and all
(i) rights and privileges arising under applicable law with respect to the applicable Pledgors' use of any patents, (ii) inventions and improvements described and claimed therein, (iii) reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, (iv) income, fees, royalties, damages and payments now and hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, (v) rights corresponding thereto throughout the world and (vi) rights to sue for past, present and future infringements thereof.

            1.84 "Pennsylvania Lenders" means the Johnstown Industrial Development Corporation, the County of Cambria, Pennsylvania and the City of Johnstown, Pennsylvania.

            1.85 "Pennsylvania Lenders Debt Instruments" means, collectively,
(i) the Master Agreement dated as of July 18, 1994, among the Company and the Pennsylvania Lenders as amended (the "Master Agreement"), (ii) the Escrow Agreement dated as of September 21, 1994 among the City of Johnstown, Pennsylvania, the Company and B.T. Financial Management Trust Company, (iii) the Economic Development Partnership Loan Agreement dated September 21, 1994, between the City of Johnstown, Pennsylvania and the Company, (iv) the Economic Development Partnership Note dated September 21, 1994 by the Company payable to the City of Johnstown, Pennsylvania in the principal amount of $6,000,000, (v) the Economic Development Partnership Fund Escrow Agreement dated September 21, 1994, among the City of Johnstown, Pennsylvania and B.T. Management Trust Company, (vi) the Section 108 Loan Agreement dated July 20, 1994 by and among the City of Johnstown, Pennsylvania, the County of Cambria, Pennsylvania and the Company, as amended, (vii) the contract for Loan Guarantee Assistance under
Section 108 of the Housing and Community Development Act of 1974, as amended, dated July 28, 1994 among the County of Cambria, Pennsylvania, the Secretary of Housing and Urban Development and the Commonwealth of Pennsylvania, (viii) the Contract for Loan Guarantee Assistance under Section 108 of the Housing and Community Development Act of 1974, as amended, dated July 21, 1994 between the City of Johnstown, Pennsylvania and the Secretary of Housing and Urban Development, (ix) the BID Loan Agreement dated March 12, 1996 between the Company and the Johnstown Industrial Development Corporation, (x) the BID Note dated March 12, 1996 by the Company payable to Johnstown Industrial Development Corporation in the principal amount of $2,000,000 and (xi) all other agreements and instruments from time to time evidencing or governing the BID Loans, the CDBG Loans, the ECP Loans and the EDP Loans.

            1.86 "Pennsylvania Lenders Secured Obligations" means any and all obligations of any kind whatsoever of the Company to the respective Pennsylvania Lenders arising under the Pennsylvania Lenders Debt Instruments and, without limiting the foregoing, all obligations of the Company under the Pennsylvania Lenders Security Documents.

            1.87 "Pennsylvania Lenders Security Documents" means, collectively,
(i) the Assignment of Subscription Documents dated September 21, 1994 by and among BRW Steel Holdings, L.P., Johnstown Acquisition Corp. and the Company,
(ii) Economic Development Partnership, Community Development Block Grant Priority and Enterprise Zone Competitive Program and Section 108 Open-End Mortgage dated September 21, 1994 among the City of Johnstown, Pennsylvania, the County of Cambria, Pennsylvania and the Company and recorded on September 26, 1994 in Record Book Volume 1328, page 684 in the Recorder's Office of Cambria County, Pennsylvania, (iii) the Economic Development Partnership Fund, Community Development Block Grant Project, the Enterprise Zone Competitive Program and
Section 108 Security Agreement dated September 21, 1994 by the Company to the City of Johnstown, Pennsylvania and the County of Cambria, Pennsylvania, (iv) the BID Security Agreement dated March 12, 1996 from the Company to the Johnstown Industrial Development Corporation and (v) all security agreements, mortgages, deeds of trust, pledges, collateral assignments and other instruments evidencing or creating a Security Interest in favor of any Pennsylvania Lender with respect to any Pennsylvania Lenders Secured Obligations in all or any portion of the Collateral.

            1.88 "Pledged Interests" means, collectively, (i) all membership interests and/or partnership interests of the Company and each Restricted Subsidiary (as defined in the Indenture), together with all rights, privileges, authority and powers of each Pledgor in and to the equity interests in each such person or under the membership or partnership agreement of such person and the certificates, instruments and agreements, if any, representing such membership or partnership interests, (ii) all issued and outstanding shares of capital stock of the Company and each Restricted Subsidiary, including the certificates representing such shares and any interest of any Pledgor in the entries on the books of any financial intermediary pertaining to the such shares, (iii) all additional membership interests, partnership interests and shares of capital stock of any issuer of the interests and shares described in clauses (i) and
(ii) of this definition from time to time acquired by any

Pledgor in any manner and all membership interests and partnership interests and issued and outstanding shares of capital stock of each person which, after the date of this Agreement, is or becomes, as a result of any occurrence, a Restricted Subsidiary, including any right relating to the equity or membership or partnership interests in any such person or under the membership or partnership agreement of any such person, from time to time acquired by such Pledgor in any manner and the certificates, instruments and agreements, if any, representing such additional interests, the certificates representing such additional interests and shares and any interest of any Pledgor in the entries on the books of any financial intermediary pertaining to such additional shares,
(iv) all dividends, cash, options, warrants, rights, instruments, distributions, partnership distributions, returns of capital, income, profits and other property, interests or proceeds from time to time received, receivable or otherwise distributed to any Pledgor in respect of or in exchange for any or all of such interests and shares, (v) all Intangibles to the extent relating to any of the foregoing, (vi) all Documents to the extent relating to any of the foregoing and (vii) all Proceeds of any of the foregoing.

            1.89 "Pledgors" means, collectively, (i) the Company, (ii) Bliss LLC, (iii) CDSC, (iv) RTI Capital, (v) Holdings, (vi) N&T and (vii) each other person (a) required by the terms of any Debt Instrument to create a Lien in favor of one or more of the Secured Creditors subject to the terms of this Agreement or (b) required by the terms of the Credit Facility to create a Lien on assets or property of such person thereunder. When used with respect to any particular item of Collateral, Accounts, Inventory and the Pledged Interests, as the case may be, "Pledgor" or "Pledgors" means only that Pledgor or those Pledgors that have actually granted a Security Interest in that particular item of Collateral, Accounts, Inventory, Intellectual Property and the Pledged Interests, as the case may be, pursuant to one or more Security Documents.

            1.90 "Proceeds" shall have the meaning assigned to the term "proceeds" under the UCC and, in any event, shall include, without limitation, any and all (i) proceeds of any insurance (except payments made to a person that is not a party to this Agreement), indemnity, warranty, guarantee or claim payable to an Agent, the Collateral Agent or to any Pledgor, as the case may be, from time to time with respect to any item or type of Collateral, Accounts, Inventory, Intellectual Property or the Pledged Interests, as the case may be, (ii) payments (in any form whatsoever) made or due and payable to any Pledgor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of any item or type of Collateral, Accounts, Inventory, Intellectual Property or the Pledged Interests, as the case may be, by any governmental authority (or any person acting under color of a governmental authority), (iii) products of any item or type of Collateral, Accounts, Inventory, Intellectual Property or the Pledged Interests, as the case may be, and (iv) other amounts from time to time paid or payable under or in connection with any item or type of Collateral, Accounts, Inventory, Intellectual Property or the Pledged Interests, as the case may be.

            1.91 "Real Estate" means, collectively, all estates, rights and interests of the Company and the other applicable Pledgors in (i) the real property located in (a) Johnstown, Pennsylvania (as more particularly described in Schedule A-1 attached hereto), (b) Lackawanna, New York (as more particularly described in Schedule A-2 attached hereto), (c) Harvey, Illinois (as more particularly described in Schedule A-3 attached hereto), (d) Batavia, Illinois (as more particularly described in Schedule A-4 attached hereto), (e) Medina, Ohio (as more particularly described in Schedule A-5 attached hereto), (f) Hamilton, Ontario, Canada (as more particularly described in Schedule A-6 attached hereto), and all appurtenances relating or appertaining thereto, (g) Canton, Ohio (as more particularly described in Schedule A-7 attached hereto),
(h) Massillon, Ohio (as more particularly described in Schedule A-8 attached hereto), (i) Chicago, Illinois (as more particularly described in Schedule A-9 attached hereto), (j) Gary, Indiana (as more particularly described in Schedule A-10 attached hereto), (k) Beaver Falls, Pennsylvania (as more particularly described in Schedule A-11 attached hereto), (l) Willimantic, Connecticut (as more particularly described in Schedule A-12 attached hereto) and (m) Lorain, Ohio (as more particularly de-scribed in Schedule A-13 attached hereto), (ii) all existing buildings, structures and other improvements located or erected thereon, (iii) all Real Estate Fixtures, (iv) all permits, licenses, franchises, certificates, consents, approvals and authorizations furnished in respect of the real property and improvements located thereon including, without limitation, building permits, certificates of occupancy and environmental certificates, (v) all leases, licenses and occupancy and concession agreements in respect of the real property and improvements located thereon and all rents, receipts, fees and other amounts payable thereunder, (vi) all Intangibles relating to any of the foregoing, (vii) all Documents relating to any of the foregoing and (viii) all Proceeds of any of the foregoing; provided, however, that Real Estate shall in no event include (A) any item of property described in clauses (i) through (v) of this definition which is integral to the manufacturing or other business operations conducted by the Company or any other applicable Pledgor at any real property as opposed to the occupancy (or customarily used by occupants in connection with the occupancy) of the land or the operation of the buildings, structures and improvements located thereon as such and (B) any Intangibles, Documents or Proceeds relating to any property excluded from this definition by clause (A) of this proviso.

            1.92 "Real Estate Fixtures" means only such "equipment" as defined in the UCC which is (i) affixed to any Real Estate, (ii) considered a fixture or a part of the Real Estate under applicable law (other than under the assembled economic unit or industrial plant doctrines which might otherwise be applicable under the law of the Commonwealth of Pennsylvania with respect to equipment of the Company located at the Johnstown and Beaver Falls, Pennsylvania facilities of the Company) and (iii) integral to the occupancy or customarily used by occupants in connection with the occupancy of the land or the operation of the buildings, structures and improvements thereon as such, as opposed to manufacturing or other business operations conducted therein or therefrom and, in any event, shall include, without limitation, all switchboards, utility systems, sprinkler and alarm systems or other fire prevention or extinguishing apparatus and materials, HVAC equipment, boilers, oil boilers, telecommunications equipment, refrigeration, elec-tronic monitoring, water or lighting systems, power, sanitation, waste removal, pollution abatement or control, elevators, window cleaning, maintenance or other systems or equipment, appliances or supplies, all heating apparatus, generators, plumbing, lighting and gas fixtures, laundry, ventilating and air conditioning equipment, all awnings, blinds, screens, storm sashes, pumping equipment, electrical equipment, including transformers, radiators and piping, coal stokers, plumbing and bathroom fixtures, washtubs, sinks, stoves, ranges, window shades, motors, generators, dynamos, kitchen cabinets, incinerators, plants and shrubbery and all other articles used or useful in connection with the use, operation, maintenance or repair of any part of the Real Estate, together with any and all modifications, renewals, improvements, alterations, repairs, substitutions, attachments, additions, accessions and other property now or hereafter affixed thereto or used in connection therewith, all replacements and all parts therefor, and together with all substitutes for any of the foregoing. Real Estate Fixtures shall not in any event include any of the equipment set forth in an Appraisal Review from MB Valuation Services, Inc., dated June 8, 1994 attached to the Existing Intercreditor Agreement as Exhibit D or any of the Modernization Equipment.

            1.93 "Replaced Debt" means (i) the $91,609,000 principal amount of 13 1/2% Senior Secured Notes due 2001, Series A and Series B, issued by BarTech and guaranteed by certain of the Guarantors under the related indenture and any exchange notes issued in respect of such senior secured notes in accordance with the terms of such indenture, as the same may have been amended, amended and restated, supplemented or otherwise modified, (ii) the PIDA Loans (as defined in the Existing Intercreditor Agreement), (iii) the Sunny Day Loans (as defined in the Existing Intercreditor Agreement), (iv) the Indebtedness under the Lackawanna Lenders Debt Instruments (as defined in the Existing Intercreditor Agreement), (v) the Indebtedness under the Bethlehem Instruments (as defined in the Existing Intercreditor Agreement), other than the instruments described in subsections (i) through (v) and (viii) through (x) of such definition, (vi) the Revolving Credit Facility (as defined in the Existing Intercreditor Agreement),
(vii) the RES Holding

Company Credit Facility, RESI Credit Facility, RESI Bridge Facility and RESI Refinanced State Debt (as each such term is defined in the Master Restructuring Agreement) and (viii) the USS/Kobe Senior Notes, USS/Kobe Credit Facility and USS/Kobe Refinanced State Debt (as each such term is defined in the Master Restructuring Agreement).

            1.94 "Responsible Officer" means, when used with respect to the Collateral Agent, any officer in the Corporate Trust Department of the Collateral Agent, including any vice president, assistant vice president, assistant secretary, treasurer, assistant treasurer, or any other officer of the Collateral Agent who customarily performs functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such officer's knowledge of and familiarity with the particular subject assigned to the corporate trust office of the Collateral Agent and also means, with respect to any particular corporate trust matter, any other officer of the Collateral Agent to which such matter is referred because of his knowledge of and familiarity with the particular subject.

            1.95 "Secured Creditors" means, collectively, the Collateral Agent, the Trustee, any holders from time to time of Notes Secured Obligations, any Agent, any holders from time to time of Pennsylvania Lenders Secured Obligations, any holders from time to time of any Government Assisted Indebtedness Obligations, any holders from time to time of Notes Refinancing Indebtedness and any holders from time to time of the New Bar Mill Lenders Secured Obligations.

            1.96 "Secured Obligations" means, collectively, the Notes Secured Obligations, the Pennsylvania Lenders Secured Obligations, the Government Assisted Indebtedness Obligations, the Notes Refinancing Indebtedness Obligations, the Credit Agreement Obligations and the New Bar Mill Lenders Secured Obligations.

            1.97 "Secured Senior Creditors" means, collectively, (i) the Pennsylvania Lenders, the Trustee, the holders of the Senior Secured Notes, the Government Lenders, the Notes Refi-nancing Lenders, the New Bar Mill Lenders and any other person who is a holder of any Senior Debt secured by any Collateral, (ii) any Senior Creditor having a Lien on Accounts and/or Inventory, (iii) any Senior Creditor having a Lien on the Cast-Roll Facility and (iv) any Senior Creditor whose Senior Debt is secured by any other property or assets of the Company, and their respective successors and assigns.

            1.98 "Security Documents" means, collectively, the Notes Security Documents, the Pennsylvania Lenders Security Documents, the New Bar Mill Lenders Security Documents, the Credit Facility Security Documents, any Government Lender Security Documents and any Notes Refinancing Security Documents.

            1.99 "Security Interests" means, collectively, the Liens on the Collateral created by the Security Documents in favor of the Collateral Agent, on behalf of each of the Secured Creditors.

            1.100 "Senior Creditor" means each person who holds Senior Debt.

            1.101 "Senior Debt" means (i) all of the Secured Obligations, (ii) all obligations, liabilities and indebtedness of the Company for principal, interest, premiums, fees, charges, indemnities and expenses at any time and from time to time owed by the Company under the Credit Facility (including, without limitation, under currency or interest rate protection agreements entered into with lenders or their affiliates under the Credit Facility and reimbursement obligations with respect to letters of credit thereunder) (collectively, "Credit Agreement Obligations"), (iii) all obligations, liabilities and Indebtedness of the Company for principal, interest, premiums, fees, charges, indemnities and expenses at any time and from time to time owed by the Company to any person who provides loans, letters of credit or other financial accommodations used to replace, substitute for or refinance all or any portion of the Secured Obligations or Credit Agreement Obligations and (iv) to the extent not referred to in clauses (i)-(iii) above, all obligations, liabilities and Indebtedness of the Company for principal, interest, premium, fees, charges, indemnities and expenses at any time and from time to time owed by the Com-pany to (A) financial institutional lenders, (B) the governments of the United States, the Commonwealth of Pennsylvania, any other State in which any Pledgor owns assets or conducts its business or any department, agency, division or instrumentality thereof, (C) persons not included in clauses (A) or (B) who extend credit or make loans to enable the Company to acquire an interest in the "Assets" and "Liabilities" (as defined in the Contribution Agreement) or real or personal property to be used in connection with the ownership or operation of the Company's business, and (D) any replacement, substitution or refinancing of any of the foregoing described in clauses (A), (B) or (C), in each case, as the same may be modified, extended or supplemented from time to time.

            1.102 "Senior Secured Notes" means the $425,000,000 principal amount of 13 3/4% Senior Secured Notes Due 2009, Series A and Series B, co-issued by the Company and RTI Capital and guaranteed by the Guarantors under the Indenture and any exchange notes issued in respect of the Senior Secured Notes in accordance with the terms of the Indenture, as the same may have been amended, amended and restated, supplemented or otherwise modified.

            1.103 "Shared Collateral" means any Collateral in which an Existing Secured Creditor had been granted an Existing Lien pursuant to the applicable Security Documents, but excluding in any event (i) the New Collateral and (ii) the Excluded Collateral (other than BarTech Intellectual Property, which is intended to be Shared Collteral). It is intended that no Secured Creditor other than the Trustee, the holders of the Senior Secured Notes and the holders of any Notes Refinancing Indebtedness shall have any Security Interest (directly or through the Collateral Agent or otherwise) in any assets or properties that would constitute Non-Shared Collateral.

            1.104 "Trademarks" means, collectively, all of the applicable Pledgor's trademarks (including service marks), trademark registrations, trade styles and trade names and applications therefor as may at any time be filed in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof, any political subdivision thereof or in any other country, together with any and all (i) rights and privileges arising under applicable law with respect to the applicable Pledgor's use of any trademarks, (ii) reissues, continuations, extensions and renewals thereof, (iii) income, fees, royalties, damages and payments now and hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, (iv) rights corresponding thereto throughout the world and (v) rights to sue for past, present and future infringements thereof.

            1.105 "Trust Moneys" shall mean all cash or Cash Equivalents received by the Collateral Agent in accordance with the terms of this Agreement, the Debt Instruments and the Security Documents: (a) upon the release of property from the Lien of any of the Security Documents, including, without limitation, all moneys received in respect of the principal of all purchase money, governmental and other obligations; or (b) as compensation for, or proceeds of the sale of, all or any part of the Collateral taken by eminent domain or purchased by, or sold pursuant to an order of, a governmental authority or otherwise disposed of; or (c) as proceeds of insurance upon any, all or part of the Collateral (other than any liability insurance proceeds payable to the Collateral Agent for any loss, liability or expense incurred by
it); or (d) as proceeds of any other sale or other disposition of all or any part of the Collateral by or on behalf of the Collateral Agent or any collection, recovery, receipt, appropriation or other realization of or from all or any part of the Collateral pursuant to the Security Documents or otherwise; or (e) as elsewhere provided in any Debt Instrument or any Security Document, or whose disposition is not elsewhere otherwise specifically provided for herein or in any Security Document or any Debt Instrument and shall also include all money or Cash Equivalents required by any Security Document or Debt Instrument to be held by the Collateral Agent; provided that the Collateral Agent shall have received notice of such requirements.

            1.106 "UCC" means the Uniform Commercial Code as in effect from time to time in any applicable jurisdiction.

            2.    RESTATEMENT OF EXISTING INTERCREDITOR AGREEMENT

            2.1 Each of the Pennsylvania Lenders and the Pledgors agrees that this Agreement shall amend and restate the Existing Intercreditor Agreement to the extent and as set forth herein.

            3.    APPOINTMENT OF COLLATERAL AGENT

            3.1 The Trustee, on behalf of the holders of Notes Secured Obligations, any Agent, the New Bar Mill Lenders and each Existing Secured Creditor hereby designates and appoints the Collateral Agent, and the Collateral Agent hereby accepts such designation and appointment to serve as Collateral Agent for the Trustee and such other Secured Creditors in the manner and upon the terms and conditions set forth herein and in the Security Documents. The Trustee, on behalf of the holders of Notes Secured Obligations, any Agent, the New Bar Mill Lenders and each Existing Secured Creditor hereby irrevocably authorizes, and each other Secured Creditor, by its acceptance of any Senior Secured Notes or of other instrument evidencing any Secured Obligations or the benefit of any Debt Instrument, shall be deemed irrevocably to have authorized the Collateral Agent, upon written instructions from the requisite Secured Creditors provided for under Section 4.5, to take such action on behalf of such Secured Creditors as such Secured Creditors may direct and as shall be permitted to be taken under the provisions hereof and under the Security Documents, including, without limitation, to foreclose or otherwise realize upon any Collateral and, upon the specific direction of such Secured Creditors, to otherwise enforce the Secured Creditors' rights in respect of the Collateral and to initiate, prosecute and defend any and all legal proceedings against the Pledgors or any other party (excluding the Secured Creditors) to any Security Document relating to the Collateral.

            4.    SECURITY INTERESTS; PRIORITIES; REMEDIES

            4.1 The Trustee, on behalf of the holders of Notes Secured Obligations, any Agent, the New Bar Mill Lenders and each Existing Secured Creditor hereby acknowledge that each such other Secured Creditor has been granted a Lien upon some or all of the Collateral pursuant to the Security Documents in effect on the date hereof, true and complete copies of which have been made available to such Secured Creditors and the Collateral Agent.

            4.2 (a) Notwithstanding the order or time of attachment, or the order, time or manner of perfection, or the order or time of filing or recordation of any document or instrument, or other method of perfecting a Lien in favor of any Secured Creditor in any of the Collateral, and notwithstanding any provisions of the UCC or any other applicable law or decision or whether any Secured Creditor holds possession of all or any part of the Collateral, or the granting provisions of any mortgage, security instrument or the provisions of any financing statement or any conflicting terms or conditions which may be contained in any of the Debt Instruments and Security Documents, each Secured Creditor hereby acknowledges and agrees to the Liens in favor of the Secured Creditors set forth below and the relative priorities thereof in respect of the following categories of Collateral and that upon the sale or other disposition by the Collateral Agent or its agents or employees of the following items of Collateral pursuant to any of the Security Documents, the proceeds of such sale or disposition shall be delivered by the Collateral Agent to the extent the Secured Creditor is secured by such category of Collateral in accordance with the following priorities:

             (i) with respect to the Miscellaneous Collateral pledged by the
Company:

                  FIRST: The Trustee, for itself and the holders of the Senior Secured Notes, with respect to the Notes Secured Obligations, until satisfaction in full of all such Notes Secured Obligations.

                  SECOND: (A) the City of Johnstown, Pennsylvania, with respect to its Secured Obligations under the EDP Loans, (B) the City of Johnstown, Pennsylvania, with respect to its Secured Obligations under the ECP Loans, (C) the County of Cambria, Pennsylvania, with respect to its Secured Obligations under the CDBG

                              Loans and (D) the City of Johnstown, Pennsylvania and the County of Cambria, Pennsylvania, with respect to their Secured Obligations under the PA 108 Loans, until satisfaction in full of all such Secured Obligations under the EDP Loans, the ECP Loans, the CDBG Loans and the PA 108 Loans.

            (ii) with respect to Modernization Equipment:

                  FIRST: The Trustee, for itself and the holders of the Senior Secured Notes, with respect to the Notes Secured Obligations, until satisfaction in full of all such Notes Secured Obligations.

                  SECOND: The Johnstown Industrial Development Corporation, with respect to its Secured Obligations under the BID Loans, until satisfaction in full of all such Secured Obligations under the BID Loans.

                  THIRD: (A) The City of Johnstown, Pennsylvania, with respect to its Secured Obligations under the ECP Loans, (B) the County of Cambria, Pennsylvania, with respect to its Secured Obligations under the CDBG Loans, and (C) the County of Cambria, Pennsylvania, and the City of Johnstown, Pennsylvania, with respect to their Secured Obligations under the PA 108 Loans, until satisfaction in full of all such Secured Obligations under the ECP Loans, the CDBG Loans and the PA 108 Loans.

           (iii) with respect to Other Johnstown Equipment:

                  FIRST: The Trustee, for itself and the holders of Senior Secured Notes, with re-spect to the Notes Secured Obligations, until satisfaction in full of the Notes Secured Obligations.

                  SECOND: (A) The City of Johnstown, Pennsylvania, with respect to its Secured Obligations under the EDP Loans, (B) the City of Johnstown, Pennsylvania, with respect to its Secured Obligations under the ECP Loans, (C) the County of Cambria, Pennsylvania, with respect to its Secured Obligations under the CDBG Loans, and (D) the City of Johnstown, Pennsylvania, and the County of Cambria, Pennsylvania, with respect to their Secured Obligations under the PA 108 Loans, until satisfaction in full of all such Secured Obligations under the EDP Loans, the ECP Loans, the CDBG Loans and the PA 108 Loans.

            (iv) with respect to Johnstown Real Estate:

                  FIRST: The Trustee, for itself and the holders of the Senior Secured Notes, and the Notes Secured Obligations, until satisfaction in full of all such Notes Secured Obligations.

                  SECOND: The Johnstown Industrial Development Corporation, with respect to its Secured Obligations under the BID Loans, until satisfaction in full of all such Secured Obligations under the BID Loans, but only to the extent of the Real Estate Fixtures in which the Johnstown Industrial Development Corporation has a Security Interest.

                  THIRD: (A) The City of Johnstown Pennsylvania, with respect to its Secured Obligations under the EDP Loans, (B) the

                              City of Johnstown, Pennsylvania, with respect to its Secured Obligations under the ECP Loans,
                              (C) the county of Cambria, Pennsylvania, with respect to its Secured Obligations under the CDBG Loans, and (D) the City of Johnstown, Pennsylvania and the County of Cambria, Pennsylvania, with respect to their Secured Obligations under the PA 108 Loans, until satisfaction in full of all such Secured Obligations under the EDP Loans, the ECP Loans, the CDBG Loans and the PA 108 Loans.

             (v) with respect to the Other Collateral:

                  FIRST: The Trustee, for itself and the holders of the Senior Secured Notes, with respect to the Notes Secured Obligations, until satisfaction in full of all such Notes Secured Obligations.

            (vi) with respect to the Acquisition Document Rights constituting Shared Collateral (excluding, in any event, the Acquisition Document Rights under or relating to the B&L Merger Agreement, the RES Merger Agreement and the Master Restructuring Agreement):

                  FIRST: The Trustee, for itself and the holders of the Senior Secured Notes, with respect to the Notes Secured Obligations, until satisfaction in full of all such Notes Secured Obligations.

                  SECOND: The Johnstown Industrial Development Corporation, with respect to its Secured Obligations under the BID Loans, until satisfaction in full of all such Secured Obligations and the BID Loans.

                  THIRD: (A) The City of Johnstown, Pennsylvania, with respect to its Secured Obli-gations under the EDP Loans, (B) the City of Johnstown, Pennsylvania, with respect to its Secured Obligations under the ECP Loans, (C) the County of Cambria, Pennsylvania, with respect to its Secured Obligations under the CDBG Loans, and
                              (D) the City of Johnstown, Pennsylvania, and the County of Cambria, Pennsylvania, with respect to their Secured Obligations under the PA 108 Loans, until satisfaction in full of all such Secured Obligations under the EDP Loans, the ECP Loans, the CDBG Loans and the PA 108 Loans.

           (vii) with respect to the Intellectual Property of the Company to the extent constituting Shared Collateral:

            FIRST: The Revolver Agent, with respect to the applicable Credit Agreement Obligations, until satisfaction in full of all such Credit Agreement Obligations.

            SECOND: The Johnstown Industrial Development Corporation, with respect to its Secured Obligations under the BID Loans, until satisfaction in full of all such Secured Obligations and the BID Loans.

            THIRD: (A) The City of Johnstown, Pennsylvania, with respect to its Secured Obligations under the EDP Loans, (B) the City of Johnstown, Pennsylvania, with respect to its Secured Obligations under the ECP Loans, (C) the County of Cambria, Pennsylvania, with respect to its Secured Obligations under the CDBG Loans, and (D) the City of Johnstown, Pennsylvania, and the County of Cambria, Pennsylvania, with respect to their Secured Obligations under the PA 108 Loans, until satisfaction in full of all such Secured Obligations under the EDP Loans, the ECP Loans, the CDBG Loans and the PA 108 Loans.

          (viii) with respect to the Intellectual Property (other than the Intellectual Property of the Company constituting Shared Collateral):

            FIRST: The Revolver Agent or the Term Agent, as applicable, with respect to the applicable Credit Agreement Obligations, until satisfaction in full of all such Credit Agreement Obligations.

            (ix) with respect to the New Bar Mill:

            FIRST: The New Bar Mill Lenders, with respect to the New Bar Mill Lenders Secured Obligations, until satisfaction in full of all such New Bar Mill Lenders Secured Obligations.

            SECOND: The Trustee, for itself and the holders of the Senior Secured Notes, with respect to the Notes Secured Obligations, until satisfaction in full of all such Notes Secured Obligations.

             (x) with respect to Collateral Accounts and Collateral Account
      Funds:

            Each Secured Creditor shall have the same Lien priority in the Collateral Account and Collateral Account Funds held by the Collateral Agent in respect of any category of Collateral as such Secured Creditor has in the category of Collateral as to which such Collateral Account and Collateral Account Funds relates.

            (b) Notwithstanding anything contained in any Debt Instrument or Security Document to the contrary, each Existing Secured Creditor hereby expressly disclaims and releases any and all of its Security Interests in the Non-Shared Collateral and the related Collateral Account and Collateral Account

Funds. Each Existing Secured Creditor agrees to execute such documents and instruments and make such filings, including, without limitation, UCC filings, at the reasonable request of the Trustee to secure fully the purpose and intents of this paragraph.

            (c) To the extent that more than one Secured Creditor is listed with respect to any of the priority rankings on any category of Collateral set forth in Section 4.2(a), such Liens of each such Secured Creditor shall rank pari passu (without any preference or priority whatsoever and on a pro rata basis) among each Secured Creditor specified within a given priority ranking for such category of Collateral.

            4.3 The Lien priorities and provisions provided in Section 4.2(a) shall not be altered or otherwise affected by any amendment, modification or supplement to any Debt Instrument or Security Document nor by any action or inaction which any Secured Creditor may take or fail to take in respect of the Collateral or otherwise.

            4.4 Each Secured Creditor shall be solely responsible for perfecting and maintaining the perfection of its Lien in and to each item constituting the Collateral in which such Creditor has been granted a Lien. Subject to Section 7.3, the Collateral Agent shall take all action reasonably requested in writing by a Secured Party to perfect and maintain the Lien(s) of such Secured Party in and to such Collateral. The Collateral Agent shall not file any amendments, assignments or terminations with respect to any UCC financing statement without the prior written consent of the applicable Secured Creditor; provided, however, that the Existing Secured Creditors hereby authorize the Collateral Agent to execute and file any continuations of and amendments to any applicable UCC financing statements necessary to effect the provisions of this Agreement.

            4.5 Notwithstanding anything to the contrary contained in any of the Debt Instruments or Security Documents, as among the Secured Creditors, the First Priority Majority Security Creditors as to any Collateral shall have the exclusive right to direct the Collateral Agent to manage, perform and en-force the terms of the Security Documents to which they are a party with respect to all such Collateral, to exercise and enforce all privileges and rights thereunder according to their discretion and the exercise of their business judgment, including, without limitation, the exclusive right, as against the other Secured Creditors, to take or retake control or possession of such Collateral and to hold, prepare for sale, process, sell, lease, dispose of, or liquidate such Collateral.

            4.6 Notwithstanding anything to the contrary contained in any of the Debt Instruments or Security Documents or herein, only the First Priority Majority Secured Creditors with respect to an item of Collateral shall have the right to direct the Collateral Agent to restrict or permit, or approve or disapprove, the sale, transfer, lease, liquidation or other disposition of such Collateral. Upon any such sale, transfer, lease, liquidation or other disposition of Collateral, the proceeds therefrom, subject to Section 4.12 hereof, shall be delivered by the Collateral Agent to the Secured Creditors in accordance with Section 4.2 within a reasonable time thereafter. Each other Secured Creditor shall, immediately upon the request of the First Priority Majority Secured Creditors with respect to an item of Collateral, release or otherwise terminate its Liens on any or all such Collateral to the extent such Collateral is sold or otherwise disposed of either by the Collateral Agent, its agents, or, after an Event of Default under the Debt Instruments or Security Documents to which such First Priority Majority Secured Creditors are a party, by a Pledgor with the consent of such requesting First Priority Majority Secured Creditors; and each other Secured Creditor shall immediately deliver such release documents as the First Priority Majority Secured Creditors making the release request may require in connection therewith.

            4.7 Notwithstanding any rights or remedies available to a Secured Creditor under any of the Debt Instruments or Security Documents, applicable law or otherwise, the Secured Creditors (other than, with respect to an item of Collateral, the First Priority Majority Secured Creditors by direction to the Collateral Agent) shall not, directly or indirectly, (a) seek to foreclose or realize upon (judicially or non-judicially) its Lien on any Collateral or assert any claims or interests therein (including, without limitation, by setoff or notification of account debtors) or (i) take any other enforcement action against or in respect of the Collateral. The foregoing shall not in any way limit or impair the right of any Secured Creditor from (i) commencing, pursuing, discontinuing, settling or compromising any legal action against Pledgors or any of them (A) seeking a money judgment for payments owed under any Debt Instruments held by such Secured Creditor, whether arising as a result of acceleration of maturity of such Debt Instruments or otherwise, or (B) seeking declaratory or injunctive relief against the Pledgors or any of them; (ii) commencing, pursuing, discontinuing, settling or compromising any petition, action, suit or proceeding, howsoever styled, relating to the Pledgors or any of them or any of the Debt Instruments or holders thereof under any Bankruptcy Law; or (iii) bidding for and purchasing Collateral at any private or judicial foreclosure upon such Collateral initiated by any of the other Secured Creditors, as permitted herein.

            4.8 Each of the Secured Creditors shall have the right, but not any obligation, to cure for any Pledgor's account, any Event of Default, but without thereby assuming any other or further obligation, liability or Indebtedness to any other person.

            4.9 Each Secured Creditor agrees that (i) all amounts realized or recovered upon the enforcement by the Collateral Agent (as permitted herein) of any Lien upon the Collateral shall be delivered to or shared among the Secured Creditors in the order of their Lien priorities set forth in Section 4.2(a) as to such Collateral giving rise to such amounts realized or recovered and (ii) the Secured Creditors shall not, without the prior written consent of the First Priority Majority Secured Creditors with respect to any item of Collateral, commence, or, if already commenced with such consent, such Secured Creditors shall immediately cease, any enforcement efforts by such Secured Creditors with respect to any Collateral upon notice from the First Priority Majority Secured Creditors with respect to such Collateral.

            4.10 If any Government Assisted Refinancing Indebtedness refinances any Secured Obligations of a Secured Creditor with respect to any item of Collateral secured by any Existing Liens, then, upon the execution and delivery by the applicable Government Lender of the Undertaking attached hereto as Exhibit A, such Government Lender shall become a party hereto and shall be entitled to the same benefits, and shall have the same obligations, hereunder with respect to such Collateral as the Secured Creditor secured by such Existing Lien, and unless otherwise agreed by the parties hereto (other than the Trustee whose consent need not be obtained solely by reason of this Agreement), including the applicable Government Lender, such Government Assisted Refinancing Indebtedness shall be secured by a Lien or Liens on such Collateral of the same priority (subject to the proviso of the definition of Government Assisted Refinancing Indebtedness) as the Existing Liens securing the Secured Obligations so refinanced as set forth in Section 4.2. If any Pledgor incurs any New Government Assisted Indebtedness which is to be secured (subject to the proviso of the definition of New Government Assisted Indebtedness) by an item of Collateral (and permitted by the applicable Debt Instruments and this Agreement), then, upon execution and delivery by the applicable Government Lender of the Undertaking attached hereto as Exhibit A, such Government Lender shall be entitled to a priority junior in right of payment to all other Secured Creditors secured by a Lien on such item of Collateral, which priority shall be evidenced by such Undertaking and shall make such Government Lender subject to all of the terms and provisions of this Agreement applicable to a Secured Creditor with an interest in such item of Collateral and having the priority evidenced in that Undertaking. No consent shall be required to effect the Undertaking in respect of New Government Assisted Indebtedness.

            4.11 If the Notes Refinancing Indebtedness refinances the Notes Secured Obligations, then, upon execution and delivery by the Notes Refinancing Lenders of the Undertaking attached hereto as Exhibit A, such Notes Refinancing Lenders shall become a party hereto and shall be entitled to the benefits, and shall have the obligations, hereunder as the Notes Representative and the holders of Senior Secured Notes (as applicable) and unless otherwise agreed by the parties hereto (including the Notes Refinancing Lenders), such Notes Refinanc-ing Indebtedness shall be secured by Liens on each category of Collateral with the same priority as the Liens securing the Notes Secured Obligations.

            4.12 If the New Bar Mill Loans are made or to be made by the New Bar Mill Lenders, then, upon execution and delivery by the New Bar Mill Lenders of the Undertaking attached hereto as Exhibit A, such New Bar Mill Lenders shall become a party hereto and shall be entitled to the benefits, and shall have the obligations, set forth herein and unless otherwise agreed by the parties hereto (including the New Bar Mill Lenders), the New Bar Mill Lenders Secured Obligations shall be secured by Liens on each category of Collateral and with the priority of the Lien securing such Collateral set forth in Section 4.2. No consent shall be required to effect the Undertaking in respect of New Bar Mill Lenders Secured Obligations.

            4.13 Notwithstanding any other provision of this Section 4, the proceeds from any sale or other disposition of Collateral shall be applied first to the payment of any and all obligations of the Collateral Agent hereunder, including obligations to compensate and indemnify the Collateral Agent pursuant to Section 8 hereof.

            4.14 If there remains any deficiency between (i) the aggregate amount of the proceeds of the sale or other disposition of Collateral indefeasibly paid in cash in reduction of Secured Obligations pursuant to
Section 4.2 and (ii) the aggregate of all Secured Obligations secured by such Collateral, then the applicable Pledgor or any other obligor, as the case may be, shall remain liable to the persons specified therein remaining unpaid to the extent of such deficiency.

            4.15 If any sale of Collateral by the Collateral Agent pursuant to the terms hereof involves (i) more than one Category of Collateral (as defined below) and (ii) yields proceeds which, depending upon the allocation of such proceeds, may result in the partial satisfaction of Secured Obligations of any Secured Creditor, then (x) the Secured Creditors who may be entitled to have such proceeds applied to their Secured Obligations shall, for a period of 30 days following receipt of such proceeds by the Collateral Agent, negotiate in good faith to reach agreement on the allocation of such proceeds among their Secured Obligations and (y) if such Secured Creditors shall fail to reach agreement during such 30-day period, any such Secured Creditor may thereafter require the Collateral Agent to select an Independent Appraiser or, if such Collateral consists in whole or in part of securities, an Independent Financial Advisor to perform an appraisal (the "Appraisal") of the Fair Market Value of each Category of Collateral (assuming each such Category of Collateral was sold separately and was unrelated to each other Category of Collateral). The Appraisal shall be binding upon each such Secured Creditor absent fraud. The proceeds of the sale of such Collateral allocated to each Category of Collateral shall be equal to the percentage obtained by dividing the Fair Market Value of such Category of Collateral (as determined by the Appraisal) by the Fair Market Value of all the Collateral sold (as determined by the Appraisal). As so allocated, the proceeds shall be delivered to satisfy the Secured Obligations of the Secured Creditors with Liens on each such Category of Collateral pursuant to the provisions of
Section 4.2 and Section 4.6.

            As used herein, "Category of Collateral" means each of the classifications of the Collateral set forth in Section 4.2(a)(i)-(x).

            4.16 Limitations. Notwithstanding any other provision hereof to the contrary, but subject to any direction from a court of competent jurisdiction (which may be sought by the Collateral Agent at the Pledgors' expense), the powers granted to the Collateral Agent hereunder shall not include, and shall not be deemed or construed to include: (i) entering into or providing written consent to any agreement, understanding or course of dealing under which any payments are made upon a sale or disposition of Collateral (whether pursuant to a liquidation of any Pledgor or otherwise) to the holder of any Secured Obligations at a time when the holder of any other Secured Obligations having a senior priority with respect to such Collateral pursuant to Section 4.2(a) hereof has not received any payment due to it and to which it is entitled and has notified the Collateral Agent in writing of such non-receipt; or (ii) entering into or providing written consent to any agreement, understanding or course of dealing purporting to release, compromise or otherwise adversely affect any rights the holder of any Secured Obligations shall have with respect to any Collateral pursuant to a Security Document, except pursuant to the direction of the holders of such Secured Obligations given in accordance with Section 7.

            5.    COVENANTS AND WAIVERS

            5.1 Waivers. Notice of acceptance hereof, the making of loans, advances and extensions of credit or other financial accommodations to, and the incurring of any expenses by or in respect of, any Pledgor by Secured Creditors, and presentment, demand, protest, notice of protest, notice of nonpayment or default and all other notices to which Secured Creditors and any Pledgor are or may be entitled are hereby waived (except as expressly provided for herein or, as to any Pledgor, in the respective Debt Instruments and Security Documents). All of the Secured Obligations shall be deemed to have been made or incurred in reliance upon this Agreement.

            5.2 No Subrogation; Waiver of Marshaling. No Secured Creditor shall be subrogated to, or be entitled to any assignment of, any Secured Obligations or of any Collateral or guarantees or evidence of any thereof. Each Secured Creditor hereby waives any and all rights to have any Collateral or any part thereof granted to any of the Secured Creditors marshalled upon any foreclosure or other disposition of such Collateral by any Secured Creditor or, after an Event of Default under the Debt Instruments and Security Documents to which the First Priority Majority Secured Creditors are a party, by a Pledgor with the consent of the First Priority Majority Secured Creditors entitled under these Debt Instruments and Security Documents to consent thereto.

            6.    NATURE OF DUTIES OF COLLATERAL AGENT

            6.1 The Collateral Agent shall be responsible for taking only such actions as are expressly set forth herein or in any written instructions received from any Secured Creditor (subject to Sections 7 and 11 hereof) pursuant to the terms hereof and any Security Document (and the Collateral Agent shall be entitled to presume that any such instructions are given in compliance with the provisions of any such Security Document) and no implied duties or obligations shall be read into this agreement or any such instructions or Security Document. The entities of the Collateral Agent shall be mechanical and administrative in nature; the Collateral Agent shall not have by reason of this Agreement a fiduciary relationship in respect of any Secured Creditor. Notwithstanding any provision in any Secured Document, neither the Collateral Agent nor any of its officers, directors, employees or agents shall be liable for any claims, losses, damages, penalties, actions, judgments, suits, liabilities, obligations, costs or expenses of any kind or nature whatsoever resulting from any action the Collateral Agent takes or omits to take under any Security Document or in connection herewith, unless determined by a court of competent jurisdiction by final and nonappealable judgment to have been caused by its or their gross negligence, bad faith or willful misconduct. The Collateral Agent may perform any of its duties hereunder by or through its agents or employees.

            7.    EXERCISE OF REMEDIES UNDER SECURITY DOCUMENTS

            7.1 Notices. If the Trustee, on behalf of the holders of Senior Secured Notes, or any other Secured Creditor has notice of (i) an Event of Default under any of the Debt Instruments or (ii) any request from any other Secured Creditor to declare the principal of any Secured Obligations held by such Secured Creditor to be due and payable following the occurrence of an Event of Default under any of the Debt Instruments governing Secured Obligations, the Trustee and such other Secured Creditors shall promptly give notice to the other Secured Creditors and to the Collateral Agent, and absent notice given in accordance with the foregoing provisions, the Collateral Agent shall not be deemed to have knowledge of any such Event of Default. During the occurrence and continuance of an Event of Default, upon receipt by the Collateral Agent from the First Priority Majority Secured Creditors of written instructions to the Collateral Agent as to any actions to be lawfully taken by the Collateral Agent, the Collateral Agent shall promptly, but in no event later than five Business Days after receipt of such notice and instructions (to the extent practicable), commence the taking of such actions toward collection or enforcement of any Security Document and Collateral (or any portion thereof), including, without limitation, action toward foreclosure upon any Collateral, as specifically instructed in writing by the First Priority Majority Secured Creditors. The First Priority Majority Secured Creditors shall have the right to select any counsel or other agents to be retained in connection with any action relating to the Collateral; provided, that such counsel and agents are reasonably satisfactory to the Collateral Agent. Any instructions given to the Collateral Agent by the First Priority Majority Secured Creditors shall be simultaneously given to all other Secured Creditors. The Collateral Agent, upon receipt of any written notice from any Secured Creditor provided to it under this subsection, shall immediately provide a copy thereof to the other Secured Creditors and to each Pledgor. The Collateral Agent shall give notice of any legal action or proceeding of which it has been notified in writing naming the Collateral Agent as party relating to this Agreement, the Collateral or the Collateral Agent's duties hereunder.

            7.2 Duty to Instruct. Subject to Section 7.1 and this Section 7.2, if the Collateral Agent is authorized under any Security Document to request instructions from the Trustee, on behalf of the holders of Senior Secured Notes, or any other Secured Creditor as to whether or not to take any action toward enforcement of any Security Document, the Trustee and such other Secured Creditors may, but shall not be obligated to, give such instructions, subject to the terms of the applicable Debt Instruments. If an Event of Default has occurred and is continuing under any Debt Instrument, and the First Priority Majority Secured Creditors have given instructions pursuant to Section 7.1 hereof in connection therewith, such First Priority Majority Secured Creditors shall continue to specifically instruct the Collateral Agent as to the actions that should be taken by the Collateral Agent, if any, toward foreclosure or otherwise on the Collateral that such First Priority Majority Secured Creditors deem appropriate in their discretion or as requested by the Collateral Agent. In no event shall any Secured Creditor direct the exercise by the Collateral Agent of any remedy which would result in the discharge of any of the Secured Obligations by reason of any anti-deficiency statute or law relating to sales of Collateral other than through judicial proceedings.

            7.3  Rights of Collateral Agent.

             (i) Right to Rely. The Collateral Agent may rely on any documents reasonably believed by it to be genuine and to have been signed or presented by the proper person. The Collateral Agent need not investigate any fact or matter stated in any such document. Before the Collateral Agent acts or refrains from acting it may consult with counsel and may require an Officers' Certificate or an Opinion of Counsel. The Collateral Agent shall not be liable for any action it takes or omits to take in good faith in reliance upon any such certificate or opinion.

            (ii) Attorneys/Agents. The Collateral Agent may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

           (iii) Good Faith Belief in Authority, Rights or Powers. The Collateral Agent shall not be liable for any action it takes or omits to take in the good faith belief that such act or omission was authorized or within its rights or powers conferred upon it hereunder or under the Security Documents.

            (iv) No Investigation. The Collateral Agent shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of Indebtedness or other paper or document, but the Collateral Agent, upon specific written instructions from any Secured Creditor, may make such further inquiry or investigation into such facts or matters in accordance with such instructions.

             (v) Obligation to Act upon Instructions. The Collateral Agent shall be under no obligation to exercise any of the rights or powers vested in it by any Security Document at the request, order or direction of any Secured Creditor, unless the Collateral Agent shall have been provided security or in-demnity satisfactory to the Collateral Agent in its sole discretion and from any source acceptable to the Collateral Agent against the costs, expenses and liabilities which might be incurred by it in compliance with such request, order or direction. Upon receipt of such security or indemnity, however, and subject to the other rights of the Collateral Agent under this Section 7, the Collateral Agent shall act upon the specific instructions of Secured Creditors in accordance with the provisions of this Agreement. Notwithstanding the foregoing, the Collateral Agent shall not be obligated to take such action if such action would violate the terms of this Agreement, the Debt Instruments or the Security Documents or is contrary to law.

            (vi) Right to Require Information. In order to ascertain whether or not Secured Creditors giving any direction or instructions hereunder represent the requisite principal amount of Secured Creditors or whether any Indebtedness is outstanding at any time or to make any other determination relating to actions to be taken or not taken under or in respect of any Debt Instrument or Security Document, the Collateral Agent may, as a condition of taking any action, require such Officers' Certificates from the Company or any other Pledgor under the Security Documents or written information from any Secured Creditors that is appropriate to make any such determination.

            8.    COMPENSATION AND INDEMNIFICATION

            8.1 Compensation and Expenses. Each Pledgor agrees to pay, without duplication, to the Collateral Agent, from time to time upon demand, reasonable compensation for the services of the Collateral Agent hereunder and under the Security Documents and all reasonable fees, costs and out-of-pocket expenses of the Collateral Agent (including, without limitation, the reasonable expenses, fees and disbursements of counsel, agents and experts of the Collateral Agent upon presentation of reasonably detailed statements describing their services) incurred by the Collateral Agent or arising in connection with (i) the preparation, execution, delivery, administration, modification, amendment or termination of this Agreement and each Security Document or the enforcement of any of the provisions hereof or thereof,(ii) the custody or preservation and protection of, or the sale of, collection from, or other realization upon, any of the Collateral pursuant to this Agreement and any Security Document, (iii) the preservation, protection, defense, exercise or enforcement of any of the rights of the Collateral Agent under this Agreement and the Security Documents and in and to the Collateral or (iv) the failure by a Pledgor to perform or observe any of the provisions of this Agreement or any Security Document. When the Collateral Agent incurs expenses or renders services after an Event of Default specified in Section 6.1(k) or Section 6.1(l) of the Indenture or in any similar provision of any other Debt Instrument, such expenses and the compensation for such services are intended to constitute expenses of administration under any Bankruptcy Law.

            8.2 Stamp and Other Taxes. Each Pledgor hereby agrees to pay or to indemnify the Collateral Agent and each Secured Creditor for, and hold each of them harmless against, any present or future claim for liability for any stamp, transfer or other similar tax and any penalties or interest with respect thereto, which may be assessed, levied or collected by any jurisdiction in connection with this Agreement or any Security Document or any Collateral.

            8.3 Filing Fees, Excise Taxes, Etc. Each of the Pledgors hereby agrees to pay or to reimburse the Collateral Agent for any and all amounts in respect of all search, filing, recording and registration fees, taxes (including, without limitation, any franchise taxes imposed upon the Collateral Agent in any jurisdiction), excise taxes and other similar imposts which may be payable or determined to be payable in respect of the execution, delivery, performance and enforcement of this Agreement and each Security Document.

            8.4 Indemnification of Collateral Agent. The Pledgors, jointly and severally, agree to indemnify the Collateral Agent for, and hold it harmless against, any and all claims, demands, expenses (including, but not limited to, reasonable compensation, disbursements and out-of-pocket expenses of the Collateral Agent's agents, experts and counsel upon presentation of reasonably detailed statements thereof describing their services), losses, obligations, damages, penalties, actions, judgments, suits, costs, liabilities or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Collateral Agent in its capacity as such, in any way relating to or arising out of or in connection with the acceptance and administration of this Agreement, the Debt Instruments, the Security Documents or any other documents contemplated by or referred to herein or therein or in connection with any of its rights and duties hereunder or under any Security Document or the transactions contemplated hereby or thereby or the enforcement of any of the terms hereof or thereof or of any such other document or otherwise arising or relating in any manner to the pledges and security interests contemplated hereunder, under the Debt Instruments and the Security Documents. The Collateral Agent shall notify the Pledgors promptly of any claim asserted against the Collateral Agent for which it may seek indemnity; provided that the Collateral Agent's failure to notify a Pledgor of any such claim shall not affect the Collateral Agent's right to indemnification. The Pledgors shall defend any such claim and the Collateral Agent shall provide reasonable cooperation at the expense of the Pledgors in such defense. Except as set forth in the following proviso, the Collateral Agent shall have separate counsel and the Pledgors shall pay the reasonable fees and expenses of such counsel; provided that the Pledgors will not be required to pay such fees and expenses if it assumes the Collateral Agent's defense and provides the Collateral Agent with an Opinion of Counsel that there is no conflict of interest between the Pledgors and the Collateral Agent in connection with such defense and acknowledges in writing its obligation to indemnify the Collateral Agent for all losses or liabilities arising out of such claim. The Pledgors need not pay for any settlement made without their written consent. The Pledgors need not reimburse any expense or indemnify against any loss or liability to the extent incurred by the Collateral Agent, its agents or attorneys through their gross negligence, bad faith or willful misconduct. The Pledgors hereby agree to pay, and to hold the Collateral Agent and the Secured Creditors harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all excise, sales or other taxes (including, without limitation, any franchise taxes imposed upon the Collateral Agent in any jurisdiction) that may be payable or determined to be payable with respect to any of the Collat-eral or in connection with any of the transactions contemplated by this Agreement or any Security Document.

            8.5 Survival of Obligations. All obligations set forth in this
Section 8 shall survive the execution, delivery and termination of this Agreement and the Security Documents and the payment of all Secured Obligations.

            9.    COLLATERAL AGENT'S DEALINGS WITH THE PLEDGORS

            9.1 The Collateral Agent may accept deposits from, lend money to, or generally engage in any kind of banking, trust or other business with the Pledgors or any of their Affiliates, in each case as if it were not the Collateral Agent hereunder.

            10.   RESIGNATION BY OR REMOVAL OF THE COLLATERAL AGENT

            10.1 Resignation, Removal. The Collateral Agent may resign from the performance of all its functions and duties hereunder and under the Security Documents at any time by giving 20 Business Days' prior written notice to the Pledgors and the Secured Creditors. The Secured Creditors holding an aggregate principal amount of Indebtedness representing a majority of the aggregate principal amount of Indebtedness outstanding under the Debt Instruments, or their authorized representatives (the "Majority Secured Creditors"), may, at any time, remove the Collateral Agent by giving 20 Business Days' prior written notice to the Collateral Agent, the Pledgors and each Secured Creditor. Notwithstanding the giving of any notice provided for in this Section 10.1, such resignation or removal shall take effect upon the appointment of a successor Collateral Agent pursuant to Section 10.2 or 10.3 below or as otherwise provided below.

            10.2 Appointment of Successor. Upon any such notice of resignation or removal, the Majority Secured Creditors shall appoint a successor Collateral Agent hereunder, which shall be an Acceptable Bank. If a successor Collateral Agent shall not have been so appointed within the period specified in Section 10.1, the Pledgors shall then appoint a successor Collateral Agent which shall be an Acceptable Bank and which shall serve as Collateral Agent hereunder until such time, if any, as the Majority Secured Creditors appoint a successor Collateral

Agent as provided above. If no successor Collateral Agent shall have been so appointed by the Pledgors or the Majority Secured Creditors and accepted appointment in the manner herein provided, the Collateral Agent or Secured Creditors holding at least 25% of the aggregate outstanding principal amount of Indebtedness outstanding under the Debt Instruments may petition any court of competent jurisdiction for the appointment of a successor Collateral Agent.

            10.3 Effectiveness of Resignation or Removal. A successor Collateral Agent shall deliver a written acceptance of its appointment to the retiring Collateral Agent, to the Pledgors and to each Secured Creditor. Immediately thereafter, the retiring Collateral Agent shall transfer all property held by it as Collateral Agent to the successor Collateral Agent, and shall execute and deliver to the successor Collateral Agent such documents as are necessary to perfect or maintain the Security Interests, including any documents necessary to assign or transfer all interests of the retiring Collateral Agent in the Collateral to the successor Collateral Agent, in the form or forms adequate for proper filing or recording in such offices and such jurisdictions as are necessary to put the successor Collateral Agent in the same position as was the retiring Collateral Agent with respect to the Collateral. All expenses incurred in connection with the resignation or removal of any Collateral Agent shall be borne by the Pledgors. Thereafter, the resignation or removal of the retiring Collateral Agent shall become effective and the successor Collateral Agent shall have all the rights, powers and duties of the Collateral Agent under this Agreement. Any successor Collateral Agent shall give or cause to be given notice of its succession to each Secured Creditor as of the date of such succession.

            10.4 Consolidation, Merger, Etc. If the Collateral Agent consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the resulting, surviving or transferee corporation without any further act shall, if such resulting, surviving or transferee corporation is an Acceptable Bank, be the successor Collateral Agent. The transferring, merging or converting Collateral Agent shall have all documents necessary to perfect or maintain the Security Interests, including any documents necessary to assign or transfer all interests of the transferring, merging or converting Collateral Agent in the Collateral, executed and delivered to it in the form or forms adequate for proper filing or recording in such offices and such jurisdictions as are necessary to put the successor Collateral Agent in the same position as the transferring, merging or converting Collateral Agent with respect to the Collateral.

            10.5 Compensation and Indemnification Continuing. Any Acceptable Bank acting as Collateral Agent shall continue to be entitled to receive compensation and indemnification as provided in Section 8 hereof so long as such Acceptable Bank acts as Collateral Agent hereunder.

            11. RELEASE OR SUBSTITUTION OF COLLATERAL; INVESTMENT OF CASH COLLATERAL; INSURANCE PROCEEDS.

            11.1 Instructions from the Secured Creditors; Segregation of Proceeds, Etc. With respect to a release of Collateral other than pursuant to an enforcement action with respect to Collateral pursuant to Section 4.6, the Collateral Agent shall effect such release, or a substitution of Collateral, in accordance with and upon receipt of (x) written instructions from the Trustee, on behalf of the holders of Senior Secured Notes, and each other Secured Creditor known to the Collateral Agent to hold a Security Interest in such Collateral and (y) an Officers' Certificate of the applicable Pledgor to the effect that such release or substitution would be permitted under the terms of the Debt Instruments and Security Documents. The applicable Pledgor agrees to give written notice of a proposed release or substitution of Collateral to the Trustee, on behalf of the holders of Senior Secured Notes, and each other Secured Creditor and the Collateral Agent at least 10 Business Days prior to any release or substitution by the Collateral Agent specifying the Business Day upon which such release or substitution is to be effected, which notice shall be accompanied by the written instructions from the Secured Creditors and the Officers' Certificate referred to above.

            11.2 Trust Moneys. The Collateral Agent shall establish and maintain segregated Collateral Accounts with respect to each category of Collateral set forth in Section 4.2 of this Agreement on behalf of the Secured Creditors having a Lien on such category of Collateral as set forth in Section 4.2 of this Agreement. All Trust Moneys received by the Collateral Agent in respect of any category of Collateral set forth in Section 4.2 of this Agreement shall be held in the appropriate Collateral Account on behalf of the Secured Creditors having a Lien on such category of Collateral as set forth in Section 4.2 of this Agreement. The Collateral Agent shall invest any Trust Moneys received by it from time to time in such permitted investments in accordance with the specific written direction received by the Company or another Pledgor in respect of such permitted investment pursuant to the Debt Instruments governing the then outstanding Secured Obligations. The Collateral Agent shall release Trust Moneys held on behalf of the Secured Creditors in accordance with the provisions of
Section 11.1 applicable to Collateral generally.

            12.   TRUST MONEYS AND COLLATERAL ACCOUNTS

            12.1 The Collateral Agent shall establish the Collateral Accounts in The City of New York and shall hold all Trust Moneys and other cash and cash equivalents relating to the Collateral in its name as Collateral Agent under this Agreement in such Collateral Accounts, on behalf of the Secured Creditors for whose benefit such Collateral Accounts are being established, and shall maintain such Collateral Accounts and, subject to Section 11, administer the funds in accordance with the specific direction of the Secured Creditors for whose benefit such Collateral Accounts have been established; provided, however, that in the event that any such Trust Moneys shall consist of Proceeds, such Proceeds shall in each instance be (i) segregated from all other Trust Moneys and (ii) maintained in one or more separate Collateral Accounts by the Collateral Agent in the jurisdiction in which the Collateral to which such Proceeds relate is, or was, as the case may be, located if necessary to preserve the Collateral Agent's perfected security interest in such Proceeds under the laws of such jurisdiction. The Collateral Agent may require an Opinion of Counsel for the purpose of making the foregoing determination. In any event, subject also to the proviso of the second preceding sentence, the Collateral Agent shall segregate from all other Trust Moneys and other amounts in separate Collateral Accounts any Trust Moneys or other amounts required to be segregated under Section 11 hereof. Whenever cash or cash equivalents are delivered by a Pledgor or any of its Affiliates to be held by the Collateral Agent, such Pledgor shall be required to notify the Collateral Agent, in writing, as to which provisions of any Debt Instrument require the delivery of such cash or cash equivalents and the specific purpose (if any) for which such cash or cash equivalents are to be held by the Collateral Agent pursuant to the Debt Instruments.

            13.   AGREEMENTS WITH AGENT

            13.1 Each of Revolver Agent and Term Agent agrees that, contemporaneously with the commencement of Enforcement with respect to the Credit Facility and/or any security instruments relating thereto, it shall deliver to the Collateral Agent an Enforcement Notice. The Collateral Agent, on behalf of the Secured Parties, agrees that, contemporaneously with the commencement of Enforcement with respect to any of the Debt Instruments and/or any of the Security Documents, it shall deliver to the Revolver Agent and the Term Agent an Enforcement Notice.

            13.2 (a) For up to 210 days following issuance of an Enforcement Notice, the Collateral Agent, the Term Loan Agent and the Pledgors agree that the Revolver Agent may, at its option, without charge, at any time (i) enter upon any or all of any Pledgor's premises, either leased or owned, in order to inspect, collect, remove, sell or otherwise dispose of the Accounts, Inventory and any other Excluded Collateral to which it is entitled, such right to include, without limiting the generality of the foregoing, the right to conduct one or more private sales or auctions thereon and (ii) use the Collateral to the extent necessary or advisable to complete the manufacture of the Inventory, collect the Accounts, and remove, sell or otherwise dispose of the Accounts, Inventory and any other Excluded Collateral to which it is entitled; provided, however, that the Revolver Agent shall compensate the Collateral Agent and the Term Loan Agent in cash for any damage to the Collat-eral used by the Revolver Agent in connection with its entry into and use of the Collateral as contemplated in this Section 13.2(a) and shall pay the Collateral Agent and the Term Loan Agent for all their respective documented direct costs and expenses relating to the provision of the access to the Collateral as contemplated herein. During such 210-day period, if the Revolver Agent has entered upon a Pledgor's premises as provided herein, the Collateral Agent and the Term Loan Agent and their respective designees shall have unrestricted access to the Collateral for the purpose of evaluating the Collateral and showing it to potential purchasers; provided, however, that, without creating any right hereunder in favor of a Pledgor, the access of the Collateral Agent and the Term Loan Agent, respectively, and their designees shall not unreasonably and materially interfere with the access of the Revolver Agent and use of such Pledgor's premises and use of the Collateral to the extent necessary or advisable to complete the manufacture of the Inventory, collect the Accounts and to sell or otherwise dispose of the Inventory, Accounts and any other Excluded Collateral to which it is entitled.

            (b) Following the issuance of an Enforcement Notice, the Revolver Agent, the Term Loan Agent and the Pledgors agree that the Collateral Agent and the Pledgors shall have a perpetual license to use the Intellectual Property, without charge, to the extent necessary or advisable to conduct the Company's business in the ordinary course consistent with past practice and to sell or otherwise dispose of the Collateral to which it is entitled and any sale of the Intellectual Property shall be made subject to such perpetual license. To the extent any Pledgor or the Collateral Agent has elected to use the Intellectual Property, such use by any Pledgor or the Collateral Agent and its designees shall not unreasonably and materially interfere with the use by the Revolver Agent or the Term Agent of the Intellectual Property to the extent necessary or advisable to complete the manufacture of the Inventory, collect the Accounts and to sell or otherwise dispose of the Inventory or the Accounts.

            14.   [RESERVED]

            15.   REPRESENTATIONS AND WARRANTIES

            15.1 Each party hereto represents and warrants to each other party hereto that (i) it has full power and authority to enter into this Agreement and perform its obligations hereunder, (ii) all action has been taken by it to authorize its execution, delivery and performance of this Agreement, (iii) its execution, delivery and performance of this Agreement will not conflict with (a) any law, decree, statute or regulation applicable to it, or (b) any contract, commitment, agreement or restriction to which it is a party, or which is binding upon it, which could restrict its ability to perform its obligations hereunder in any material respect and (iv) this Agreement constitutes its legal, valid and binding agreement, enforceable against it in accordance with the terms hereof.

            16. AMENDMENTS AND MODIFICATIONS TO CERTAIN DEBT INSTRUMENTS AND SECURITY DOCUMENTS

            16.1 Each Senior Creditor hereby (i) consents to the issuance of the Senior Secured Notes, the Combination Transactions, the entering into of the Credit Facility, the transactions contemplated by the Indenture, the Senior Secured Notes, the Guarantees, the Notes Security Documents, the Credit Facility and the payment of any fee as described in or otherwise permitted by the Indenture, (ii) consents to the direct and indirect transfers by BarTech of all of its right, title and interest in and to any of the Collateral in connection with the Combination Transactions, (iii) consents to the assumption by the Company of all of the obligations of BarTech under each respective Debt Instrument (other than the Senior Secured Notes, the Indenture and the Guarantees) and (iv) the refinancing and extinguishment of the Replaced Debt (the transactions described in (i) through (iv) above, collectively, the "Transactions") and (v) agrees to execute and deliver to the Company any document, agreement, release, financing statement or other instrument reasonably necessary to effectuate any of the foregoing. Each Existing Secured Creditor hereby assigns to the Collateral Agent all of its right, title, and interest in and to each Security Document to which it is a party subject to the terms and conditions of this Agreement, and each party hereto hereby undertakes to execute and deliver to the appropriate party such assignments, documents or instruments and to take such further actions (including filings and recordings) as the Collateral

Agent may deem necessary or appropriate in reliance on an Opinion of Counsel, to effectuate and perfect such assignments in accordance with applicable law.

            16.2 The Pennsylvania Lenders, with respect to the Pennsylvania Lenders Security Documents and the Pennsylvania Lenders Debt Instruments, hereby consent to, approve and agree that notwithstanding any provision therein to the contrary, including, without limitation, any representation or warranty contained therein or any covenant restricting or affecting the right of the Company's stockholders to own capital stock of the Company through a holding company structure or the right of any Pledgor to incur or guarantee debt, to issue warrants, common stock or other equity, or to grant security interests in, pledge, encumber or otherwise create or alter the priority of liens on any assets: (i) the Pennsylvania Lenders Debt Instruments, the Pennsylvania Lenders Security Documents are hereby amended and restated to the extent of any inconsistency with any of the provisions, intent or purposes of this Agreement and to permit the consummation of all of the Transactions; and (ii) each party hereto hereby undertakes to execute and deliver to each other party hereto such documents, waivers and instruments and to take such further actions as the Collateral Agent or any Pledgor may deem reasonably necessary or appropriate to effectuate the appointment of the Collateral Agent hereunder, and the priorities, rights and remedies with respect to Collateral set forth herein.

            16.3 Upon the execution of this Agreement, each reference in each Security Document and each Debt Instrument to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in any document related thereto, or executed in connection therewith or herewith, shall mean and be a reference to the applicable Security Document or Debt Instrument as amended by this Agreement, and such Security Document or Debt Instrument shall be read together with this Agreement and construed as one single instrument. Except as specifically set forth in Section 16.2, the Pennsylvania Lenders Debt Instruments and the Pennsylvania Lenders Security Documents shall remain in full force and effect and are hereby ratified and confirmed.

            16.4 Each Existing Secured Creditor hereby agrees to release or disclaims any and all Security Interests and other Liens of such Secured Creditor in or to any and all Accounts and Inventory, New Collateral and the Excluded Collateral of the Pledgors or any other Subsidiary of the Company and any subsidiary of any thereof and hereby undertakes to execute and deliver to Agent and/or the Collateral Agent, as applicable, such documents, waivers and instruments and to take such further action as such Agent and/or the Collateral Agent, as applicable, may deem reasonably necessary or appropriate to effectuate such releases.

            17.   FURTHER ASSURANCES

            17.1 Each party hereto covenants to execute and deliver, in each case at the expense of the Pledgors, such further instruments and to take such further action as any Secured Creditor may at any time or times reasonably request in order to carry out the provisions and intent of this Agreement.

            18.   MISCELLANEOUS

            18.1 Notices. Any notices or other communications required or permitted hereunder shall be in writing, and shall be sufficiently given if made by hand delivery or by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

            If to the Company or another Pledgor:

            Republic Technologies International, LLC
            [                    ]
            Attention:     President and Chief
                           Executive Officer

            If to the Trustee:

            United States Trust Company of New York
            114 West 47th Street
            New York, New York  10036
            Attention:     Corporate Trust Department

            If to the Johnstown Industrial Development

              Corporation:

            c/o Johnstown Area Regional Industries
            1ll Market Street
            Johnstown, Pennsylvania  15901
            Attention:     John A. Skiavo

            with a copy to the Secretary of Commerce as provided below

            If to the City of Johnstown, Pennsylvania:

            c/o Johnstown Area Regional Industries
            1ll Market Street
            Johnstown, Pennsylvania  15901
            Attention:     John A. Skiavo

            with a copy to the Secretary of Commerce as provided below

            If to the County of Cambria:

            c/o Johnstown Area Regional Industries
            111 Market Street
            Johnstown, Pennsylvania  15901
            Attention:     John A. Skiavo

            with a copy to the Secretary of Commerce as provided below

            If to the Secretary of Commerce:

            Secretary of Commerce
            Commonwealth of Pennsylvania
            433 Forum Building
            Harrisburg, Pennsylvania  17120

            with a copy to:

            Office of Chief Counsel
            Commonwealth of Pennsylvania
            Department of Commerce
            433 Forum Building
            Harrisburg, Pennsylvania  17120
            Attention:     Chief Counsel

                        -and-

            Executive Director
            Pennsylvania Industrial Development
              Authority
            480 Forum Building
            Harrisburg, Pennsylvania  17120

                        -and-

            Secretary of Community Affairs
            Commonwealth of Pennsylvania
            317 Forum Building
            Harrisburg, Pennsylvania  17120

                        -and-

            Office of Chief Counsel
            Commonwealth of Pennsylvania
            Department of Community Affairs
            334 Forum Building
            Harrisburg, Pennsylvania  17120

            Secretary of Commerce
            Commonwealth of Pennsylvania
            433 Forum Building
            Harrisburg, Pennsylvania  17120

            with a copy to:

            Office of Chief Counsel
            Commonwealth of Pennsylvania
            Department of Commerce
            433 Forum Building
            Harrisburg, Pennsylvania  17120
            Attention:     Chief Counsel

            If to the Agent:

            [            ]

            Attention:  Treasurer

            If to the Collateral Agent:

            United States Trust Company of New York
            114 West 47th Street
            New York, New York  10036
            Attention:     Corporate Trust Department

Any party hereto may by notice to each other party designate such additional or different addresses as shall be furnished in writing by such party. Any notice or communication to any party hereto shall be deemed to have been given or made as of the date so delivered, if personally delivered; and three calendar days after mailing if sent by registered or certified mail (except that a notice of change of address shall not be deemed to have been given until actually received by the addressee). A copy of any notice given under this Agreement to any party shall also be given to each other party hereto.

            18.2 Binding Agreement; Assignment: Obligations Several. This Agreement shall be binding upon the Pledgors, each of the respective successors and assigns, and shall be binding upon and inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent, each Secured Creditor and each of the Senior Creditors and each of their respective successors, transferees and assigns and each Agent; no other persons (including, without limitation, any other creditor of the Pledgors) shall have any interest herein or any right or benefit with respect hereto. Without limiting the generality of the foregoing clause, any Secured Creditor or any Senior Creditor may assign or otherwise transfer any Indebtedness held by it to any other person, and such other person shall thereupon become vested with all the benefits granted, and be subject to all of the terms, hereof. Neither this Agreement nor any interest herein or in the Collateral, or any part thereof, except as otherwise permitted herein or in the Debt Instruments, may be assigned by the

Pledgors; provided, however, that this Agreement may be assigned by a Pledgor to any person that shall become an obligor under the Debt Instruments in compliance therewith if such person executes and delivers an amendment hereto whereby it expressly assumes all obligations of the applicable Pledgor hereunder as if it were an original party hereto. This Agreement shall be deemed to be automatically assigned by the Collateral Agent to any person who succeeds to the Collateral Agent in accordance with Section 10 hereof, and such assignee shall have all rights and powers of, and act as, the Collateral Agent hereunder, and this Agreement shall be deemed to be automatically assigned by any of the Secured Creditors to those persons who succeed to any of them in accordance with the provisions of the applicable Debt Instrument. Except as otherwise expressly provided herein, the obligations of each of the parties under this Agreement are several and not joint, it being expressly agreed that no Secured Creditors shall be liable for the failure of any other Secured Creditors to perform its duties or obligations hereunder. Anything in this Agreement to the contrary notwithstanding, no holder of any Government Assisted Indebtedness or Notes Refinancing Indebtedness shall be entitled to any rights or benefits hereunder unless and until (a) such Government Lender or Notes Refinancing Lender, as the case may be, shall agree to be bound by all the terms and provisions of this Agreement pursuant to a written undertaking in the form attached as Exhibit A hereto and (b) the Company shall give written consent thereto.

            18.3 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES, EXCEPT TO THE EXTENT THAT THE LAWS OF ANY OTHER JURISDICTION MAY BE MANDATORILY APPLICABLE; PROVIDED, HOWEVER, THAT ANY REMEDIES HEREIN PROVIDED WHICH SHALL BE VALID UNDER THE LAWS OF THE JURISDICTION WHERE PROCEEDINGS FOR THE ENFORCEMENT HEREOF SHALL BE TAKEN SHALL NOT BE AFFECTED BY ANY INVALIDITY HEREOF UNDER THE LAWS OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HERETO ACCEPTS FOR ITSELF AND

IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS.

            18.4 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT.

            18.5 Disclosures; Non-Reliance. Each Existing Secured Creditor has the means to, and shall in the future remain, fully informed as to the financial condition and other affairs of the Pledgors and no Secured Creditor or Senior Creditor shall have any obligation or duty to disclose any such information to any other Secured Creditor or Senior Creditor. Except as expressly set forth in this Agreement, the Debt Instruments or the Security Documents, the parties hereto have not otherwise made to each other nor do they hereby make to each other any warranties, express or implied, nor do they assume any liability to each other with respect to: (a) the enforceability, validity, value or collectability of any of the Secured obligations or Senior Debt or any guarantee or security which may have been granted to any of them in connection therewith, or (b) any other matter except as expressly set forth in this Agreement, the Debt Instruments or the Security Documents.

            18.6 Insolvency. This Agreement shall be applicable both before and after the filing of any petition by or against a Pledgor under any Bankruptcy Law and all converted or succeeding cases in respect thereof, and all references herein to a Pledgor shall be deemed to apply to a trustee for such Pledgor and a Pledgor as a debtor-in-possession. The relative rights of the Secured Creditors in any Collateral and proceeds of Collateral shall continue after the filing thereof on the same basis as prior to the date of the petition.

            18.7 Effectiveness; Termination. This Agreement shall become effective on the date on which all of the parties hereto shall have signed a copy hereof (whether the same or different copies) and shall have delivered the same to the Collateral Agent. This Agreement shall remain effective until, and terminate when, all Secured Obligations and Senior Debt are indefeasibly paid in full in cash in accordance with the terms of the Debt Instruments. Upon indefeasible payment in full in cash of all Secured Obligations in accordance with the terms of the Debt Instruments, the Collateral Agent shall reassign and redeliver to the applicable Pledgor its Collateral which has not been sold, disposed of, retained or applied by the Collateral Agent in accordance with the terms hereof or of any Security Document and shall execute and deliver all documents and instruments reasonably deemed necessary by each Pledgor to evidence the termination of the Security Interests created hereunder. Such reassignment and redelivery shall be without warranty by or recourse to the Collateral Agent, and shall be at the expense of the Pledgors.

            18.8 Amendment, Supplements and Waivers. This Agreement may be amended, changed, waived, discharged or terminated with the written consent of each party hereto (who shall only grant such consent in accordance with the relevant provisions of the appropriate Debt Instrument); provided, however, that no such consent shall be required of any Secured Party to the extent that all Secured Obligations of such Secured Party have been irrevocably and indefeasibly paid in full; provided, further, that no such consent shall be required of any Secured Creditors to the extent that any such amendment, change, waiver, discharge or termination would not have an adverse effect on the type, scope or nature of the Collateral pledged to such Secured Creditors or the priority or enforceability of the lien on security interest in such Collateral. If in the opinion of the Collateral Agent any document required to be executed pursuant to the terms of this Section 18.8 affects any interest or right or duty or immunity or indemnity in favor of the Collateral Agent under this Agreement or any Security Document, the Collateral Agent may in its discretion decline to execute such document. Subject to the immediately preceding sentence, in no event shall the consent of the Trustee be required to amend this Agreement to reflect the provision of additional or substituted Collateral as required by terms of the Indenture. In addition, this Agreement may be amended without the written consent of the Trustee to (i) permit Government Lenders to be a party hereto and recognize the Liens of such persons, (ii) permit the substitution or addition of Collateral in accordance with the Indenture, (iii) permit changes in the priority of Liens of Secured Parties (other than the Trustee and the holders of Senior Secured Notes) with respect to the Collateral; provided that such changes relate only to Liens junior in priority to the Liens of the Trustee and the holders of Senior Secured Notes with respect to such Collateral and such Liens do not extend to or cover the Intellectual Property, the Acquisition Document Rights, the Other Collateral or the Excluded Collateral. Any additional Pledgor required to become a party hereto pursuant to the terms of the Debt Instruments or Security Documents shall execute such instruments or documents as are reasonably requested by the Collateral Agent to effectuate its becoming a party hereto.

            18.9 Inconsistent Provisions. If any provision of this Agreement shall be inconsistent with, or contrary to, any provision in any Debt Instrument or Security Document, such provision of this Agreement shall be controlling, and shall supersede such inconsistent provision to the extent necessary to give full effect to all provisions contained in this Agreement.

            18.10 Severability. In the event that any provision contained in this Agreement shall for any reason be held to be illegal or invalid under the laws of any jurisdiction, such illegality or invalidity shall in no way impair the effective-ness of any other provision hereof or of such provision under the laws of any other jurisdiction; provided, however, that in the construction and enforcement of such provisions under the laws of the jurisdiction in which such holding of illegality or invalidity exists, and to the extent only of such illegality or invalidity, this Agreement shall be construed and enforced as though such illegal or invalid provision had not been contained herein.

            18.11 Headings. Section headings used herein and the title of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

            18.12 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, and all of which shall together constitute one and the same instrument.

            18.13 Authority. Each of the parties hereto represents and warrants to all other parties hereto that (i) the execution, delivery and performance by or on behalf of such party to this Agreement (a) has been duly authorized by all necessary action, corporate or otherwise, (b) does not violate any provision of law or governmental regulation or any agreement or instrument by which such party is bound and (c) requires no governmental or other consent that has not been obtained and is not in full force and effect and (ii) this Agreement is a valid and binding obligation of such parties, enforceable against each such party in accordance with the terms hereof.

            18.14 Execution by Pledgors. By executing this Agreement, the Pledgors agree to be bound by the provisions hereof as they relate to the relative rights of the Secured Creditors; provided, however, that, solely as between each of the Pledgors, on the one hand, and the Secured Creditors, on the other hand, nothing in this Agreement shall amend, modify, change or supersede the terms of any Debt Instrument or Security Document, as between each Secured Creditor and Pledgor signatory thereto, and in the event of any such conflict or inconsistency between the terms of this Agreement and such Debt Instrument or Security Document, the terms of such Debt Instrument or Security Document, as the case may be, shall govern the relationship between such Secured Creditor and Pledgor. Each Pledgor further agrees that except as expressly provided herein
(i) the terms of this Agreement shall not give such Pledgor any substantive rights against the Secured Creditors and (ii) if any Secured Creditor shall enforce its rights or remedies in violation of the terms of this Agreement, such Pledgor shall neither raise such violation as a defense to the enforcement by any other Secured Creditor under its respective Debt Instruments and Security Documents, nor assert such violation as a counterclaim or basis for setoff or recoupment against any Secured Creditor.

            18.15 Agent for Perfection. Each Secured Creditor hereby appoints each other Secured Creditor as agent for purposes of perfecting their respective security interests in and Liens on Collateral which is of a type such that perfection of a security interest therein may be accomplished only by posses-sion thereof by the secured party. To the extent that any Secured Creditor (other than the Collateral Agent) obtains possession of any Collateral, the Secured Creditor having possession shall notify the Collateral Agent of such fact and shall deliver such Collateral to the Collateral Agent as soon as practicable.

            18.16 Insurance. Notwithstanding anything to the contrary herein or in any agreement referred to herein, the Pledgors shall obtain satisfactory lender's loss payable endorsements or mortgagee endorsements naming the Collateral Agent as loss payee or mortgagee thereunder with respect to policies which insure Collateral. The Collateral Agent shall have the sole and exclusive right to adjust settlement of such insurance policy in the event of any loss to the Collateral and to exercise the rights provided in any Security Document to waive or amend insurance requirements or to give consents relating to the application of any proceeds of insurance, including, without limitation, consents relating to restoration of Collateral following a casualty, all in accordance with appropriate instructions received by the Collateral Agent in writing from the appropriate First Priority Majority Secured Creditors pursuant to this Agreement. All proceeds of such policy shall be paid to the Collateral Agent and disbursed in accordance with Section 11.1 of this Agreement. Each party hereto agrees that the allocation of property or casualty insurance proceeds payable in respect of loss, damage to or destruction of any Collateral which affects more than one Category of Collateral shall be as finally determined by the applicable insurance carrier in its allowance of any filed proof of loss with respect to such loss, damage or destruction.

                              FILING SIGNATURE PAGE

            IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed by its authorized representative as of the date first written above.

WITNESSES:

_____________________
                                                            [SEAL]
_____________________
Print/Type Name

                                    REPUBLIC TECHNOLOGIES
                                    INTERNATIONAL, LLC (as successor
                                    to Bar Technologies Inc., for-
                                    merly known as BRW Steel Corporation)

                                    By:__________________________________
                                         Name:
                                         Title:

                                 ACKNOWLEDGMENT

STATE OF _________  )
                    )    ss.:
COUNTY OF ________  )

            On this _______ day of ________, 1999 before me, the undersigned officer, personally appeared ____________________ (residing at ______________________), personally known and acknowledged himself/herself to me (or proved to me on the basis of satisfactory evidence) to be the ____________________ of REPUBLIC TECHNOLOGIES INTERNATIONAL, LLC (as successor to Bar Technologies Inc., formerly known as BRW Steel Corporation), and that as such officer, being duly authorized to do so pursuant to its bylaws or a resolution of its board of directors, executed, subscribed and acknowledged the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself/herself in his/her authorized capacity as such officer as his/her free and voluntary act and deed of said corporation.

            IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                    ________________________________
                                    Notary Public

[NOTARIAL SEAL]                     My Commission Expires:

                                    ________________________________

                              FILING SIGNATURE PAGE

            IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed by its authorized representative as of the date first written above.

WITNESSES:

_____________________
                                                            [SEAL]
_____________________
Print/Type Name

                                    REPUBLIC TECHNOLOGIES
                                    INTERNATIONAL HOLDINGS, LLC

                                    By:__________________________________
                                         Name:
                                         Title:

                                 ACKNOWLEDGMENT

STATE OF _________  )
                    )    ss.:
COUNTY OF ________  )

            On this _______ day of ______, 1999 before me, the undersigned officer, personally appeared ____________________ (residing at ________________________), personally known and acknowledged himself/herself to me (or proved to me on the basis of satisfactory evidence) to be the ____________________ of REPUBLIC TECHNOLOGIES INTERNATIONAL HOLDINGS, LLC and that as such officer, being duly authorized to do so pursuant to its bylaws or a resolution of its board of directors, executed, subscribed and acknowledged the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself/herself in his/her authorized capacity as such officer as his/her free and voluntary act and deed of said corporation.

            IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                    ________________________________
                                    Notary Public

[NOTARIAL SEAL]                     My Commission Expires:

                                    ________________________________

                              FILING SIGNATURE PAGE

            IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed by its authorized representative as of the date first written above.

WITNESSES:

_____________________
                                                            [SEAL]
_____________________
Print/Type Name

                                    RTI CAPITAL CORP.

                                    By:__________________________________
                                         Name:
                                         Title:

                                 ACKNOWLEDGMENT

STATE OF _________  )
                    )    ss.:
COUNTY OF ________  )

            On this _______ day of ______, 1999 before me, the undersigned officer, personally appeared ____________________ (residing at ________________________), personally known and acknowledged himself/herself to me (or proved to me on the basis of satisfactory evidence) to be the ____________________ of RTI CAPITAL CORP., and that as such officer, being duly authorized to do so pursuant to its bylaws or a resolution of its board of directors, executed, subscribed and acknowledged the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself/herself in his/her authorized capacity as such officer as his/her free and voluntary act and deed of said corporation.

            IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                    ________________________________
                                    Notary Public

[NOTARIAL SEAL]                     My Commission Expires:

                                    ________________________________

                              FILING SIGNATURE PAGE

            IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed by its authorized representative as of the date first written above.

WITNESSES:

_____________________
                                                            [SEAL]
_____________________
Print/Type Name

                                    BLISS & LAUGHLIN, LLC

                                    By:__________________________________
                                         Name:
                                         Title:

                                 ACKNOWLEDGMENT

STATE OF _________  )
                    )    ss.:
COUNTY OF ________  )

            On this _______ day of ______, 1999 before me, the undersigned officer, personally appeared ____________________ (residing at ________________________), personally known and acknowledged himself/herself to me (or proved to me on the basis of satisfactory evidence) to be the ____________________ of BLISS & LAUGHLIN, LLC, and that as such officer, being duly authorized to do so pursuant to its bylaws or a resolution of its board of directors, executed, subscribed and acknowledged the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself/herself in his/her authorized capacity as such officer as his/her free and voluntary act and deed of said corporation.

            IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                    ________________________________
                                    Notary Public

[NOTARIAL SEAL]                     My Commission Expires:

                                    ________________________________

                              FILING SIGNATURE PAGE

            IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed by its authorized representative as of the date first written above.

WITNESSES:

_____________________
                                                            [SEAL]
_____________________
Print/Type Name

                                    CANADIAN DRAWN STEEL COMPANY,INC.

                                    By:__________________________________
                                         Name:
                                         Title:

                                 ACKNOWLEDGMENT

STATE OF _________  )
                    )    ss.:
COUNTY OF ________  )

            On this _______ day of ______, 1999 before me, the undersigned officer, personally appeared ____________________ (residing at ________________________), personally known and acknowledged himself/herself to me (or proved to me on the basis of satisfactory evidence) to be the ____________________ of CANADIAN DRAWN STEEL COMPANY, INC. and that as such officer, being duly authorized to do so pursuant to its bylaws or a resolution of its board of directors, executed, subscribed and acknowledged the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself/herself in his/her authorized capacity as such officer as his/her free and voluntary act and deed of said corporation.

            IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                    ________________________________
                                    Notary Public

[NOTARIAL SEAL]                     My Commission Expires:

                                    ________________________________

                              FILING SIGNATURE PAGE

            IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed by its authorized representative as of the date first written above.

WITNESSES:

_____________________
                                                            [SEAL]
_____________________
Print/Type Name

                                    NIMISHILLEN & TUSCARAWAS, LLC

                                    By:__________________________________
                                         Name:
                                         Title:

                                 ACKNOWLEDGMENT

STATE OF _________  )
                    )    ss.:
COUNTY OF ________  )

            On this _______ day of ______, 1999 before me, the undersigned officer, personally appeared ____________________ (residing at ________________________), personally known and acknowledged himself/herself to me (or proved to me on the basis of satisfactory evidence) to be the ____________________ of NIMISHILLEN & TUSCARAWAS, LLC, and that as such officer, being duly authorized to do so pursuant to its bylaws or a resolution of its board of directors, executed, subscribed and acknowledged the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself/herself in his/her authorized capacity as such officer as his/her free and voluntary act and deed of said corporation.

            IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                    ________________________________
                                    Notary Public

[NOTARIAL SEAL]                     My Commission Expires:

                                    ________________________________

                              FILING SIGNATURE PAGE

            IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed by its authorized representative as of the date first written above.

WITNESSES:

_____________________
                                                            [SEAL]
_____________________
Print/Type Name

                                    UNITED STATES TRUST COMPANY OF NEW YORK,
                                      as Trustee

                                    By:__________________________________
                                         Name:
                                         Title:

                                 ACKNOWLEDGMENT

STATE OF _________  )
                    )    ss.:
COUNTY OF ________  )

            On this _______ day of ______, 1999 before me, the undersigned officer, personally appeared ____________________ (residing at ________________________), personally known and acknowledged himself/herself to me (or proved to me on the basis of satisfactory evidence) to be the ____________________ of UNITED STATES TRUST COMPANY OF NEW YORK, as Trustee, and that as such officer, being duly authorized to do so pursuant to its bylaws or a resolution of its board of directors, executed, subscribed and acknowledged the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself/herself in his/her authorized capacity as such officer as his/her free and voluntary act and deed of said corporation.

            IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                    ________________________________
                                    Notary Public

[NOTARIAL SEAL]                     My Commission Expires:

                                    ________________________________

                              FILING SIGNATURE PAGE

            IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed by its authorized representative as of the date first written above.

WITNESSES:

_____________________
                                                            [SEAL]
_____________________
Print/Type Name

                                    JOHNSTOWN INDUSTRIAL DEVELOPMENT CORPORATION

                                    By:__________________________________
                                         Name:
                                         Title:

                                 ACKNOWLEDGMENT

STATE OF _________  )
                    )    ss.:
COUNTY OF ________  )

            On this _______ day of ______, 1999 before me, the undersigned officer, personally appeared ____________________ (residing at ________________________), personally known and acknowledged himself/herself to me (or proved to me on the basis of satisfactory evidence) to be the ____________________ of JOHNSTOWN INDUSTRIAL DEVELOPMENT CORPORATION, and that as such officer, being duly authorized to do so pursuant to its bylaws or a resolution of its board of directors, executed, subscribed and acknowledged the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself/herself in his/her authorized capacity as such officer as his/her free and voluntary act and deed of said corporation.

            IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                    ________________________________
                                    Notary Public

[NOTARIAL SEAL]                     My Commission Expires:

                                    ________________________________

                              FILING SIGNATURE PAGE

            IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed by its authorized representative as of the date first written above.

WITNESSES:

_____________________
                                                            [SEAL]
_____________________
Print/Type Name

                                    CITY OF JOHNSTOWN, PENNSYLVANIA

                                    By:__________________________________
                                         Name:
                                         Title:

                                 ACKNOWLEDGMENT

STATE OF _________  )
                    )    ss.:
COUNTY OF ________  )

            On this _______ day of ______, 1999 before me, the undersigned officer, personally appeared ____________________ (residing at ________________________), personally known and acknowledged himself/herself to me (or proved to me on the basis of satisfactory evidence) to be the ____________________ of CITY OF JOHNSTOWN, PENNSYLVANIA, and that as such officer, being duly authorized to do so pursuant to its bylaws or a resolution of its board of directors, executed, subscribed and acknowledged the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself/herself in his/her authorized capacity as such officer as his/her free and voluntary act and deed of said corporation.

            IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                    ________________________________
                                    Notary Public

[NOTARIAL SEAL]                     My Commission Expires:

                                    ________________________________

                              FILING SIGNATURE PAGE

            IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed by its authorized representative as of the date first written above.

WITNESSES:

_____________________
                                                            [SEAL]
_____________________
Print/Type Name

                                    COUNTY OF CAMBRIA, PENNSYLVANIA

                                    By:__________________________________
                                         Name:
                                         Title:

                                 ACKNOWLEDGMENT

STATE OF _________  )
                    )    ss.:
COUNTY OF ________  )

            On this _______ day of ______, 1999 before me, the undersigned officer, personally appeared ____________________ (residing at ________________________), personally known and acknowledged himself/herself to me (or proved to me on the basis of satisfactory evidence) to be the ____________________ of COUNTY OF CAMBRIA, PENNSYLVANIA, and that as such officer, being duly authorized to do so pursuant to its bylaws or a resolution of its board of directors, executed, subscribed and acknowledged the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself/herself in his/her authorized capacity as such officer as his/her free and voluntary act and deed of said corporation.

            IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                    ________________________________
                                    Notary Public

[NOTARIAL SEAL]                     My Commission Expires:

                                    ________________________________

                              FILING SIGNATURE PAGE

            IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed by its authorized representative as of the date first written above.

WITNESSES:

_____________________
                                                            [SEAL]
_____________________
Print/Type Name

                                    BANKBOSTON, N.A., as Agent

                                    By:__________________________________
                                         Name:
                                         Title:

                                 ACKNOWLEDGMENT

STATE OF _________  )
                    )    ss.:
COUNTY OF ________  )

            On this _______ day of ______, 1999 before me, the undersigned officer, personally appeared ____________________ (residing at ________________________), personally known and acknowledged himself/herself to me (or proved to me on the basis of satisfactory evidence) to be the ____________________ of BANKBOSTON, N.A., as Agent, and that as such officer, being duly authorized to do so pursuant to its bylaws or a resolution of its board of directors, executed, subscribed and acknowledged the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself/herself in his/her authorized capacity as such officer as his/her free and voluntary act and deed of said corporation.

            IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                    ________________________________
                                    Notary Public

[NOTARIAL SEAL]                     My Commission Expires:

                                    ________________________________

                              FILING SIGNATURE PAGE

            IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed by its authorized representative as of the date first written above.

WITNESSES:

_____________________
                                                            [SEAL]
_____________________
Print/Type Name

                                    UNITED STATES TRUST COMPANY OF NEW YORK,
                                      as Collateral Agent

                                    By:__________________________________
                                         Name:
                                         Title:

                                 ACKNOWLEDGMENT

STATE OF _________  )
                    )    ss.:
COUNTY OF ________  )

            On this _______ day of ______, 1999 before me, the undersigned officer, personally appeared ____________________ (residing at ________________________), personally known and acknowledged himself/herself to me (or proved to me on the basis of satisfactory evidence) to be the ____________________ of UNITED STATES TRUST COMPANY OF NEW YORK, as Collateral Agent, and that as such officer, being duly authorized to do so pursuant to its bylaws or a resolution of its board of directors, executed, subscribed and acknowledged the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself/herself in his/her authorized capacity as such officer as his/her free and voluntary act and deed of said corporation.

            IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                    ________________________________
                                    Notary Public

[NOTARIAL SEAL]                     My Commission Expires:

                                    ________________________________

                                   Schedule A

                               Legal Descriptions

                             FORM OF UNDERTAKING OF
                          HOLDER OF GOVERNMENT ASSISTED
            INDEBTEDNESS/NOTES REFINANCING INDEBTEDNESS/NEW BAR LOANS

            The undersigned, being a [Government Lender] [Notes Refinancing Lender] [New Bar Mill Lender] [describe holders of applicable Government Assisted Indebtedness/Notes Refinancing Indebtedness/New Bar Loans and applicable Debt Instrument], hereby undertakes to be bound by all the terms and provisions of the Amended and Restated Intercreditor and Subordination Agreement dated as of [ ], 1999 by and among [ ] (the "Intercreditor Agreement").

            For purposes of Section 18.1 of the Intercreditor Agreement, any notice or other communications to the undersigned, as a [Government Lender] [Notes Refinancing Lender] [New Bar Mill Lender], required or permitted shall be sent to the following address:

            [Insert applicable notice information.]

            Capitalized terms used herein but not defined herein shall have the meanings set forth in the Intercreditor Agreement.

            Upon execution of this undertaking, the undersigned shall be entitled to all rights and benefits of a [Government Lender] [Notes Refinancing Lender] [New Bar Mill Lender] under the Intercreditor Agreement.

                                          By:______________________________
                                             Name:
                                             Title:

Date:  _____________________

            The undersigned Pledgor[s] hereby acknowledge and consent to the interest of the [Government Lender] [Notes Refinancing Lender] [New Bar Mill Lender] identified above under the Intercreditor Agreement.

                                          [                          ]

                                          By:______________________________
                                             Name:
                                             Title:

Date: _____________________